Exhibit 10.3

SUBSCRIPTION AGREEMENT

I/we acknowledge that the contents of this Subscription Agreement have not been approved by an authorised person within the meaning of the United Kingdom Financial Services and Markets Act 2000 (as amended, the “FSMA”), have not been approved for the purpose of Section 21 of the FSMA or any other equivalent laws nor have been reviewed, authorised or otherwise approved by the United Kingdom Financial Conduct Authority (FCA) or any other regulatory body. Reliance on this Subscription Agreement for the purposes of engaging in any investment activity may expose an individual to a significant risk of losing all of the property or other assets invested.

This communication is made by NewCleo Ltd, incorporated in England and Wales with company number 13274878 whose registered office is at 55 South Audley Street, London, W1K 2QH (the “Company”). Any enquiries or requests for further information should be directed to the Company at investors@newcleo.com.

This Subscription Agreement prepared by the Company is exempt from the general restriction in section 21 of the FSMA on the communication of invitations or inducements to engage in investment activity on the grounds that it is made to a high net worth individual or certified sophisticated investor or self-certified sophisticated investor. Annex C of this Subscription Agreement contains the requirements to qualify as a high net worth individual or certified sophisticated investor or self-certified sophisticated investor.

If you are in any doubt as to the action to take, you are recommended to seek your own financial advice from your stockbroker, solicitor, accountant, bank manager or other independent professional adviser who, if you are resident in the United Kingdom, is duly authorised under the FSMA or, if you are not resident in the United Kingdom, from another appropriately authorised independent financial adviser.

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into on [  ], 2026, by and among NewCleo Ltd., a private limited company incorporated under the laws of England and Wales whose registered address is 55 South Audley Street, London, W1K 2QH, (company number 13274878) (the “Company”), NewHold Investment Corp III, a Cayman Islands exempted company (“SPAC”), and the undersigned subscriber (“Subscriber”).

WHEREAS, on or about the date hereof, (a) SPAC, (b) the Company, (c) newcleo1 Ltd., a Cayman Islands exempted company with limited liability and a direct wholly owned subsidiary of the Company (“Merger Sub 1”), and (d) newcleo2 Ltd., a Cayman Islands exempted company with limited liability and a direct wholly owned subsidiary of the Company (“Merger Sub 2”), entered into a business combination agreement (as amended, modified, supplemented, waived or otherwise modified from time to time, the “BCA”);

WHEREAS, immediately following the Capital Restructuring (as defined in the BCA), in each case, upon the terms and subject to the conditions of the BCA and in accordance with the applicable provisions of the Companies Act (Revised) of the Cayman Islands, the parties to the BCA desire to consummate a business combination transaction whereby (a) at the First Merger Effective Time (as defined in the BCA), Merger Sub 1 will merge with and into SPAC, and as a result of which (i) the separate corporate existence of Merger Sub 1 will cease and SPAC will continue as the surviving company in such merger and as a wholly owned subsidiary of the Company, (ii) each issued and outstanding SPAC Ordinary Share shall no longer be issued and outstanding and shall automatically be cancelled in exchange for the right of the holder thereof to receive one Company Ordinary Share (as defined in the BCA), and (iii) each issued and outstanding share in the capital of Merger Sub 1 shall no longer be issued and outstanding and shall automatically be cancelled in exchange for the right of the holder thereof to receive one share in the capital of the First Merger Surviving Company (as defined in the BCA); and (b) at the Second Merger Effective Time (as defined in the BCA), the First Merger Surviving Company will merge with and into Merger Sub 2, and as a result of which (i) the separate corporate existence of First Merger Surviving Company will cease and Merger Sub 2 will continue as the surviving company in such merger and as a wholly owned subsidiary of the Company, and (ii) each issued and outstanding share in the capital of the First Merger Surviving Company shall no longer be issued and outstanding and shall automatically be cancelled in exchange for the right of the holder thereof to receive one share in the capital of the Second Merger Surviving Company (as defined in the BCA) (the transactions described in the foregoing clauses (a) and (b), together with the other transactions contemplated by the BCA, collectively, the “Mergers” or the “Transactions”);

WHEREAS, in connection with the Transactions, Subscriber desires to subscribe for and purchase from the Company, on the Closing Date (as defined below), and immediately prior to the consummation of the Mergers, such number of ordinary shares in the capital of the Company (the “Shares”), as is set forth on the signature page hereto (the “Subscribed Shares”), at a purchase price of $10.00 per Share (the “Per Share Price” and the aggregate of such Per Share Price for all Subscribed Shares being referred to herein as the “Purchase Price”), and the Company desires to issue to Subscriber the Subscribed Shares in consideration of the payment of the Purchase Price by or on behalf of Subscriber to the Company simultaneously with such purchase; and

WHEREAS, on or about the date of this Subscription Agreement, SPAC and the Company are entering into subscription agreements (the “Other Subscription Agreements” and, together with this Subscription Agreement, the “Subscription Agreements”) with certain other investors (the “Other Subscribers” and, together with Subscriber, the “Subscribers”), severally and not jointly, in a form substantially similar to this Subscription Agreement, pursuant to which the Other Subscribers have agreed to purchase Shares on the Closing Date at the Per Share Price (the Shares to be purchased by the Other Subscribers, the “Other Subscribed Shares”).

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

Section 1. Subscription. Subject to the terms and conditions hereof, Subscriber hereby irrevocably subscribes for, and the Company hereby agrees to allot and issue to Subscriber, upon payment of the Purchase Price by or on behalf of Subscriber to the Company (or its designee), the Subscribed Shares at the Closing (as defined below) (such subscription and issuance, the “Subscription”).

Section 2. Closing.

(a) The consummation of the Subscription contemplated hereby (the “Closing”) shall, subject to the satisfaction or waiver of the closing conditions set forth in this Section 2, occur on the same date as the Transactions, immediately prior to the consummation of the Mergers (the “Closing Date”) (but for the avoidance of doubt, shall occur after giving effect to the Capital Restructuring (as defined in the BCA)).

(b) The Purchase Price shall be paid to the Company (or its designee) at the Closing in cash in such amounts as indicated in Subscriber’s signature page of this Subscription Agreement.

(c) At least five (5) Business Days before the anticipated Closing Date, the Company shall deliver written notice (via email) to Subscriber (the “Closing Notice”) specifying (i) the anticipated Closing Date and (ii) the wire instructions for delivery of the Purchase Price to the Company (or its designee).

(d) No later than three (3) Business Days prior to the Closing Date, Subscriber shall deliver to the Company such customary information as is reasonably requested by the Company at least five (5) Business Days prior to the Closing Date in order for the Company to comply with any legal, regulatory or “know-your-customer” requirement applicable to the Company in connection with the issuance of the Subscribed Shares to Subscriber; provided, that in no event shall the Subscriber be obligated to deliver any information that the Subscriber reasonably determines in good faith is proprietary, a trade secret or otherwise subject to a confidentiality obligation owed by the Subscriber or any of its Affiliates to any other person, except to the extent (i) required by applicable law or regulation, or (ii) required by any governmental authority or regulatory agency with jurisdiction over the Company or the Subscriber.

(e) No later than 4:00 p.m. (Eastern time) one (1) business day prior to the Closing Date, Subscriber shall deliver the Purchase Price in cash via wire transfer of United States dollars in immediately available funds to the account separately specified by the Company pursuant to this Section 2, such funds to be held by the Company (or its designee) in escrow until the Closing. Following receipt of the Purchase Price, the Company shall allot and issue to Subscriber (i) at the Closing, the Subscribed Shares in book entry form, free and clear of any liens, encumbrances or other restrictions (other than those arising under state or federal securities laws), in the name of Subscriber, and (ii) as promptly as practicable after the Closing, evidence from the Company’s transfer agent of the issuance to Subscriber of the Subscribed Shares (in book entry form) on and as of the Closing Date.

(f) In the event that the consummation of the Transactions does not occur within two (2) Business Days after the anticipated Closing Date specified in the Closing Notice, unless otherwise agreed to in writing by SPAC, the Company and Subscriber, the Company shall promptly (but in no event later than three (3) Business Days after the anticipated Closing Date specified in the Closing Notice) return the funds in full so delivered by Subscriber to the Company (or procure the return by its designee) by wire transfer in immediately available funds to an account specified by Subscriber, and any book entries of Subscribed Shares shall be deemed cancelled. Notwithstanding such return or release (x) a failure to close on the anticipated Closing Date shall not, by itself, be deemed to be a failure of any of the conditions to Closing set forth in this Section 2 to be satisfied or waived on or prior to the Closing Date, and (y) unless and until this Subscription Agreement is terminated in accordance with Section 6, Subscriber shall remain obligated to redeliver funds to the Company in escrow, as set forth in the Closing Notice, following the Company’s delivery to Subscriber of a new Closing Notice in accordance with this Section 2 and Subscriber, the Company and SPAC shall remain obligated to consummate the Closing upon satisfaction of the conditions set forth in this Section 2 following the Company’s delivery to Subscriber of a new Closing Notice. For the purposes of this Subscription Agreement, “Business Day” means a day, other than a Saturday, Sunday or any other day on which commercial banks in New York City (New York) or London (United Kingdom) are not open for a full business day for the general transaction of business.

(g) The obligations of Subscriber, the Company and SPAC to consummate, or cause to be consummated, the transactions contemplated by this Subscription Agreement (including the Closing) are subject to the satisfaction or, if permitted by applicable law, waiver in writing by each of the parties hereto, of the conditions that, on the Closing Date:

(i)  all conditions precedent to the closing of the Transactions set forth in Article VIII (Conditions to Obligations) of the BCA shall have been satisfied or waived by the person with the authority to give such waiver (other than any such conditions which by their nature are to be satisfied at the Closing), but subject to the satisfaction or waiver of those conditions at the Closing) (as determined solely by the parties to the BCA in accordance therewith); and

(ii) no governmental authority with competent jurisdiction shall have enacted, issued, promulgated, enforced or entered any judgment, order, law, rule or regulation which is then in effect and has the effect of making the consummation of the transactions contemplated hereby illegal or otherwise restraining or prohibiting consummation of the transactions contemplated hereby (whether temporary, preliminary or permanent) and no such governmental authority shall have instituted or threatened in writing a proceeding seeking to impose such restraint or prohibition.

(h) The obligations of SPAC and the Company to consummate, or cause to be consummated, the transactions contemplated by this Subscription Agreement (including the Closing) are subject to the satisfaction or, if permitted by applicable law, waiver in writing by SPAC and the Company of the additional conditions that, on the Closing Date:

(i) all representations and warranties of Subscriber contained in this Subscription Agreement shall be true and correct in all material respects as of the Closing Date, as though made on the Closing Date (other than (A) representations and warranties that are qualified as to materiality or Subscriber Material Adverse Effect (as defined below), which representations and warranties shall be true in all respects as of the Closing Date, as though made on the Closing Date or (B) representations and warranties that speak as of a specified earlier date, which representations and warranties shall be true and correct in all material respects as of such specified date), and consummation of the Closing shall constitute a reaffirmation by Subscriber of each of the representations, warranties and agreements of Subscriber contained in this Subscription Agreement as of the Closing Date, but without giving effect to the consummation of the Transactions, or as of such earlier date, as applicable, except, in each case, where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date, as applicable), taken as a whole, does not result in a Subscriber Material Adverse Effect; and

(ii) Subscriber shall have wired the Purchase Price in accordance with Section 2(b) and otherwise performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing.

(i) The obligations of Subscriber to consummate, or cause to be consummated, the transactions contemplated by this Subscription Agreement (including the Closing) are subject to the satisfaction or, if permitted by applicable law, waiver in writing by Subscriber of the additional conditions that, on the Closing Date:

(i) all representations and warranties of each of SPAC and the Company contained in this Subscription Agreement shall be true and correct as of the Closing Date, as though made on the Closing Date (other than (A) representations and warranties that are qualified as to materiality, SPAC Material Adverse Effect or Company Material Adverse Effect (each as defined below), which representations and warranties shall be true in all respects as of the Closing Date, as though made on the Closing Date or (B) representations and warranties that speak as of a specified earlier date, which representations and warranties shall be true and correct in all material respects as of such specified date), and consummation of the Closing shall constitute a reaffirmation by SPAC and the Company, as applicable, of each of its respective representations, warranties and agreements contained in this Subscription Agreement as of the Closing Date or as of such earlier date, as applicable, except, in each case, where the failure of such representations and warranties to be true and correct (whether as of the Closing Date or such earlier date), taken as a whole, does not result in a SPAC Material Adverse Effect or Company Material Adverse Effect, as applicable;

(ii) no Other Subscription Agreements entered into in connection therewith or in connection with the sale of the Other Subscribed Shares) shall have been amended, modified or waived in any manner that provides any Other Subscriber with terms that are materially more favorable, from an economic standpoint, than those afforded to Subscriber, unless the Subscriber shall have been offered in writing the same benefits (other than terms or benefits particular to the legal or regulatory requirements of such Other Subscriber or its affiliates or related persons);

(iii) no amendments, modifications or waivers to the terms of the BCA (as it exists on the date hereof as provided to Subscriber) shall have occurred, in each case, in a manner that would reasonably be expected to materially and adversely affect the economic benefits that Subscriber would reasonably expect to receive under this Subscription Agreement (unless Subscriber has provided its written consent thereto);

(iv) all consents, waivers, authorizations or orders of, any notice required to be made to, and any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including the Stock Exchange (as defined below) and any stockholder approval required by applicable Stock Exchange rules and regulations) or other person in connection with the execution, delivery and performance of this Subscription Agreement (including, without limitation, the issuance of the Subscribed Shares) required to be made in connection with the issuance and sale of the Subscribed Shares shall have been obtained or made, except where the failure to so obtain or make would not prevent SPAC and the Company from consummating the transactions contemplated hereby, including the issuance and sale of the Subscribed Shares to the Subscriber;

(v) SPAC and the Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by SPAC or the Company, as applicable, at or prior to the Closing; and

(vi) there has not occurred any SPAC Material Adverse Effect or Company Material Adverse Effect since the date of this Subscription Agreement that is continuing, which the applicable parties to the BCA have not waived.

(j) Prior to or at the Closing, Subscriber shall deliver to SPAC and the Company all such other information as is reasonably requested in order for the Company to issue the Subscribed Shares to Subscriber and to comply with applicable know-your-customer, anti-money laundering, sanctions, beneficial ownership or similar legal or regulatory requirements, including, without limitation, the legal name of the person in whose name the Subscribed Shares are to be issued (or Subscriber’s nominee in accordance with its delivery instructions) and a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8 of Subscriber.

(k) Subscriber acknowledges and agrees that, prior to the Closing, the Company may re-register as a public limited company under the laws of England and Wales, or effect such other corporate reorganization as may be necessary or advisable in connection with the Transactions, including changing its name to newcleo plc (referred to thereon as the “PLC”). Upon the effectiveness of such re-registration or reorganization, all references in this Subscription Agreement to the “Company” shall thereafter be deemed to refer to the PLC. For the avoidance of doubt, the PLC shall be bound by all of the rights, obligations, representations, warranties, covenants and agreements of the Company under this Subscription Agreement, and the Subscriber shall be bound by its obligation to subscribe for and purchase the Subscribed Shares (which shall refer to the ordinary shares of the PLC upon the effectiveness of such re-registration or reorganization) issuable in connection with the Closing.

Section 3. SPAC and Company Representations and Warranties. Each of SPAC, solely with respect to the representations and warranties set forth below relating to SPAC, and the Company, solely with respect to the representations and warranties set forth below relating to the Company, represents and warrants, severally and not jointly, to Subscriber and the Placement Agents as of the date hereof and as of the Closing, that:

(a) SPAC (i) is validly existing and in good standing under the laws of its jurisdiction of incorporation, organization or formation, (ii) has the requisite corporate power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be in good standing would not reasonably be expected to have a SPAC Material Adverse Effect. For purposes of this Subscription Agreement, a “SPAC Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to SPAC that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on SPAC’s ability to consummate the transactions contemplated by this Subscription Agreement.

(b) The Company (i) (a) is, as of the date hereof, a private limited company and, (b) subject to re-registration (as set forth in Section 2(k)), will be, as of the Closing Date, a public limited company, in each case validly existing and in good standing under the laws of England and Wales, (ii) has the requisite corporate power and authority to own, lease and operate its properties, to carry on its business as it is now being conducted and to enter into and perform its obligations under this Subscription Agreement, and (iii) is duly licensed or qualified to conduct its business and, if applicable, is in good standing under the laws of each jurisdiction (other than its jurisdiction of incorporation) in which the conduct of its business or the ownership of its properties or assets requires such license or qualification, except, with respect to the foregoing clause (iii), where the failure to be so licensed or qualified has not and would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. For purposes of this Subscription Agreement, a “Company Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to the Company that, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the Company’s ability to consummate the transactions contemplated by this Subscription Agreement.

(c) The allotment and issuance of the Subscribed Shares, when allotted and issued pursuant to this Subscription Agreement (subject to the receipt of the Purchase Price in accordance with the terms of this Subscription Agreement and registration with the Company’s transfer agent), will have been duly authorized by the Company and, when allotted and issued to Subscriber (or its nominee in accordance with the Subscriber’s delivery instructions), will be validly issued, fully paid, non-assessable, and free and clear of all liens or other restrictions (other than those arising under this Subscription Agreement or the BCA, the Company Organizational Documents (as defined below) or applicable laws), and will not have been issued in violation of, or subject to, any preemptive or similar rights created under the Company Organizational Documents (as defined below), by any contract to which the Company is a party or by which it is bound, or the Companies Act 2006.

(d) This Subscription Agreement has been duly authorized, validly executed and delivered by SPAC and the Company, and assuming the due authorization, execution and delivery of the same by the Subscriber, this Subscription Agreement shall constitute the valid and legally binding obligation of SPAC and the Company, enforceable against each of SPAC and the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors generally and by the availability of equitable remedies (collectively, the “Enforceability Exceptions”).

(e) Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 4, the execution and delivery of this Subscription Agreement, the issuance of the Subscribed Shares hereunder, the compliance by SPAC with all of the provisions of this Subscription Agreement applicable to SPAC and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of SPAC pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which SPAC is a party or by which SPAC is bound or to which any of the property or assets of SPAC is subject, (ii) conflict with or violate any provision of, or result in the breach of, SPAC’s organizational documents (“SPAC Organizational Documents”), or (iii) conflict with or result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental authority with competent jurisdiction over SPAC or any of its properties except, in the case of clauses (i) and (iii), for such violations, conflicts, breaches, defaults or liens, charges or encumbrances which would not, individually or in the aggregate, reasonably be expected to have a SPAC Material Adverse Effect.

(f) Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 4, the execution and delivery of this Subscription Agreement, the issuance of the Subscribed Shares hereunder, the compliance by the Company with all of the provisions of this Subscription Agreement applicable to the Company and the consummation of the transactions contemplated herein will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, (ii) conflict with or violate any provision of, or result in the breach of, the Company’s organizational documents (“Company Organizational Documents”), or (iii) conflict with or result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental authority with competent jurisdiction over the Company or any of its properties, except, in the case of clauses (i) and (iii), for such violations, conflicts, breaches, defaults or liens, charges or encumbrances which would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(g) Assuming the accuracy of the representations and warranties of Subscriber set forth in Section 4, neither SPAC nor the Company is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or governmental authority with competent jurisdiction, self-regulatory organization (including any stock exchange on which the Shares (or any securities into which the Shares will convert) will be listed (the “Stock Exchange”)) or any other person in connection with the execution, delivery and performance of this Subscription Agreement, other than (i) filings required by applicable state securities laws, (ii) the filing of the Registration Statement (as defined below), (iii) filings required by the Securities Act of 1933, as amended (the “Securities Act”), the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules of the United States Securities and Exchange Commission (the “Commission”), including the registration statement on Form F-4 with respect to the Transactions and the proxy statement/prospectus included therein (the “Form F-4”), (iv) filings required by the Stock Exchange, including with respect to obtaining SPAC shareholder approval of the Transactions, (v) filings required to consummate the Transactions as provided under the BCA, (vi) filings in connection with or as a result of any publicly available written guidance, comments, requirements or requests of the Commission staff under the Securities Act (the “SEC Guidance”) and (vii) those the failure of which to obtain would not have a SPAC Material Adverse Effect or a Company Material Adverse Effect, as applicable.

(h) Except for such matters as have not had and would not reasonably be expected to have a SPAC Material Adverse Effect or a Company Material Adverse Effect, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator with competent jurisdiction pending, or, to the knowledge of SPAC or the Company, threatened in writing against SPAC or the Company or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator with competent jurisdiction outstanding against SPAC or the Company, as applicable.

(i) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 4, no registration under the Securities Act or any state securities (or Blue Sky) laws is required for the offer and sale of the Subscribed Shares by the Company to Subscriber hereunder.

(j) None of SPAC, the Company or any person acting on their behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Subscribed Shares. The Subscribed Shares are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act or any state securities laws. None of SPAC, the Company or any person acting on their behalf has, directly or indirectly, at any time within the past thirty (30) calendar days, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale by the Company of the Subscribed Shares as contemplated hereby or the Other Subscribed Shares as contemplated by the Other Subscription Agreements or (ii) cause the offering of the Subscribed Shares pursuant to this Subscription Agreement or the Other Subscribed Shares pursuant to the Other Subscription Agreements to be integrated with prior offerings by SPAC or the Company for purposes of the Securities Act. None of SPAC, the Company or any person acting on their behalf (other than the Placement Agents (as defined below) and their respective persons acting on their behalf in such capacity, as to whom neither SPAC nor the Company makes any representation) has offered or sold or will offer or sell any securities, or has taken or will take any other action, which would reasonably be expected to subject the offer, issuance or sale of the Subscribed Shares or the Other Subscribed Shares, as contemplated hereby, to the registration provisions of the Securities Act.

(k) No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company, except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3) of the Securities Act is applicable.

(l) SPAC is in compliance in all material respects with, and has not received any written communication from a governmental authority with competent jurisdiction that alleges that SPAC is not in compliance in all material respects with, or is in default or violation of, the applicable provisions of (i) the Securities Act, the Exchange Act, and the rules and regulations thereunder, (ii) the rules and regulations of the Commission, and (iii) the rules of the Stock Exchange, except, in each case, where such non-compliance, default, or violation would not, individually or in the aggregate, reasonably be expected to have a SPAC Material Adverse Effect.

(m) The Company is in compliance in all material respects with, and has not received any written communication from a governmental authority with competent jurisdiction that alleges that the Company is not in compliance in all material respects with, or is in default or violation of, the applicable provisions of (i) the Securities Act, the Exchange Act and the rules and regulations thereunder, and (ii) the rules and regulations of the Commission, in each case to the extent applicable to the Company, except, in each case, where such non-compliance, default or violation would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(n) Upon consummation of the Transactions, the Shares will be registered pursuant to Section 12(b) of the Exchange Act and will be approved for listing on the Stock Exchange, subject to official notice of issuance.

(o) Other than compensation to be paid to Goldman Sachs & Co. LLC and BTIG, LLC, as placement agents to the Company (each, a “Placement Agent” and, collectively, the “Placement Agents”), no broker or finder is entitled to any brokerage or finder’s fee or commission solely in connection with the sale of the Subscribed Shares to Subscriber.

(p) As of the date hereof, the share capital of the Company consists of 504,343,118 Shares issued and outstanding. All issued and outstanding Shares have been duly authorized and validly issued, are fully paid and non-assessable and were not issued in violation of preemptive or similar rights. There are no shareholder agreements, voting trusts or other agreements or understandings to which the Company is a party or by which it is bound relating to the voting of any Shares or other equity interests in the Company, other than as contemplated by the BCA. There are no securities or instruments issued by or to which the Company is a party entitled to any liquidation preference, preferred dividend, redemption, conversion, special voting or other preferential right or containing anti-dilution or similar provisions that will be triggered other than such as have been complied with or not fully waived by the holder of such securities or instruments pursuant to a written agreement or consent, by the issuance of the Subscribed Shares.

(q) As of the date of this Agreement, (i) 4,196,087 Company Ordinary Shares are issuable upon the exercise of outstanding, unexercised Company Options granted under the Company Equity Plan (vested but unexercised share options) and 618,216 Company Ordinary Shares are issuable upon settlement of outstanding Company RSUs granted under the Company Equity Plan and (ii) 5,610,482 Company Ordinary Shares are available for future grants under the Company Equity Plan.

(r) The Other Subscription Agreements, including any side letters or similar agreements entered into with any Other Subscribers in connection with the Other Subscription Agreements, reflect the same Per Share Price and the same other material economic terms and conditions with respect to the purchase of Shares that are no more favorable to the Other Subscribers than the material terms of this Subscription Agreement are to the Subscriber (other than terms particular to the legal or regulatory requirements of such investor or its affiliates or related funds or are otherwise subject to regulations related to the timing of funding and the issuance of the related Shares).

(s) Neither SPAC nor the Company is, and immediately after receipt of payment for the Subscribed Shares and Other Subscribed Shares and consummation of the Transactions, neither SPAC nor the Company will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(t) None of SPAC, the Company or any of their respective controlled affiliates (i) is, or will be at or immediately after the Closing, a person of a country of concern, as such term is defined in 31 C.F.R. § 850.221 (a “Covered Person”), (ii) directly or indirectly holds, or will hold at or immediately after the Closing, a board seat on, a voting or equity interest in, or any contractual power to direct or cause the direction of the management or policies of, any Covered Person, or (iii) is engaged, or has plans to engage, or will be engaged at or immediately after the Closing, directly or indirectly, in a “covered activity,” as such term is defined in 31 C.F.R. § 850.208.

(u) (i) The Company, and, to the knowledge of the Company, the officers, directors, employees, and agents of the Company, in each case, acting on behalf of the Company, have been in compliance in all material respects with all applicable Anti-Corruption Laws (as herein defined), (ii) the Company has not been convicted of violating any Anti-Corruption Laws or, to the knowledge of the Company, subjected to any investigation by a governmental authority for violation of any applicable Anti-Corruption Laws, (iii) the Company has not conducted or initiated any internal investigation or made a voluntary, directed, or involuntary disclosure to any governmental authority regarding any alleged act or omission arising under or relating to any noncompliance with any Anti-Corruption Laws and (iv) the Company has not received any written notice or citation from a governmental authority for any actual or potential noncompliance with any applicable Anti-Corruption Laws. As used herein, “Anti-Corruption Laws” means any applicable laws relating to corruption and bribery, including the U.S. Foreign Corrupt Practices Act of 1977 (as amended), the UK Bribery Act 2010, and any similar law that prohibits bribery or corruption.

(v) The Company has delivered to Subscriber true, correct and complete copies of its most recent audited annual financial statements and unaudited quarterly financial statements, if any, and such financial statements fairly present in all material respects the financial condition and results of operations of the Company as of the dates thereof and for the periods covered thereby in accordance with generally accepted accounting principles consistently applied, subject, in the case of unaudited statements, to normal year-end adjustments and the absence of footnotes. Except as disclosed in writing to Subscriber prior to the date hereof, the Company does not have any liabilities or obligations, whether accrued, contingent, absolute or otherwise, other than liabilities and obligations incurred in the ordinary course of business consistent with past practice, none of which, individually or in the aggregate, has had or would reasonably be expected to have a Company Material Adverse Effect. The Company owns or possesses sufficient rights to use all material intellectual property necessary for the conduct of its business as presently conducted, and, to the knowledge of the Company, the conduct of its business as presently conducted does not infringe, misappropriate or otherwise violate any material intellectual property rights of any other person, except, in each case, as would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company is, and for the past three (3) years has been, in compliance in all material respects with all laws applicable to the conduct of its business, except where the failure to be in such compliance would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. The Company has timely filed all material tax returns required to have been filed by it and has paid all material taxes required to have been paid by it (whether or not shown on any tax return), except, in each case, where the failure to do so would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect.

(w) The Company and its subsidiaries have all required licenses, permits, certificates and other authorizations (collectively, “Governmental Authorizations”) from such federal, state, local, or foreign government or governmental agency, department or body that are currently necessary for the operation of the business of the Company and its subsidiaries as currently conducted, except (i) such Governmental Authorizations currently pending and (ii) where the failure to possess currently such Governmental Authorizations has not had and is not reasonably expected to have a Company Material Adverse Effect. Neither the Company nor any subsidiary has received any written (or, to the Company’s knowledge, oral) notice regarding any revocation or material modification of any such Governmental Authorization, which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, has or would reasonably be expected to result in a Company Material Adverse Effect.

(x) The Company and its subsidiaries (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits and other Governmental Authorizations required under applicable Environmental Laws to conduct their business and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect. None of the Company nor any of its subsidiaries has received since January 1, 2025, any written notice or other communication (in writing or otherwise), whether from a governmental authority or other person, that alleges that the Company or any subsidiary is not in compliance with any Environmental Law and, to the knowledge of the Company, there are no circumstances that may prevent or interfere with the Company’s or any subsidiary’s compliance in any material respects with any Environmental Law in the future, except where such failure to comply would not reasonably be expected to have a Company Material Adverse Effect.

(y) Except as set forth in the Company’s financial statements to which Section 3(v) refers, there are no off-balance sheet transactions, arrangements, obligations (including contingent obligations), and other relationships of the Company with unconsolidated entities or other persons which would, individually or in the aggregate, have had or would reasonably be expected to have a Company Material Adverse Effect.

(z) To the Company’s knowledge: (i) there are no third parties who have rights to any patents, trademarks, copyrights, trade secrets, know-how, software rights, and all other intellectual property rights (“Intellectual Property”), including no liens, security interests, or other encumbrances; and (ii) there is no infringement by third parties of any Intellectual Property, except, in each case, which, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect. No action, suit, or other proceeding is pending, or, to the Company’s knowledge, is threatened: (A) challenging the Company’s or its subsidiaries’ rights in or to any Intellectual Property; (B) challenging the validity, enforceability or scope of any Intellectual Property; or (C) alleging that the Company or any of its subsidiaries infringes, misappropriates, or otherwise violates any patent, trademark, trade name, service name, copyright, trade secret or other proprietary rights of others, except, in each case, which, individually or in the aggregate, have not had and would not reasonably be expected to have a Company Material Adverse Effect.

(aa) Except as would not reasonably be expected to have, individually or in the aggregate, a Company Material Adverse Effect:

(i) to the knowledge of the Company, the Company is in compliance with, all applicable laws, rules, policies, standards and requirements of applicable industry and self-regulatory organizations concerning cybersecurity, Personal Information (and the collection, processing, sharing, storage, use, disclosure, retention, disposal, transfer and/or protection of same), data privacy and security and the security of the IT Systems (collectively, “Personal Information Laws and Policies”);

(ii) there are not and have not been any Actions (as defined below) by any person (including any governmental authority) pending to which the Company is a named party or to the knowledge of the Company, threatened against the Company, alleging a violation of any Personal Information Laws and Policies, and there have been no such Actions brought against the Company; and

(iii) (A) to the knowledge of the Company, there have been no breaches, unauthorized uses of or unauthorized access to, breakdowns, malfunctions, persistent substandard performance, data losses, failures or other defects in the IT Systems (or the data processed thereby), or any other incident that caused any disruption to or interruption in or to the use of such IT Systems or the conduct of the business of the Company in any respect other than those that were resolved without cost, liability or the duty to notify any person; (B) the Company takes, and has taken, commercially reasonable and legally compliant measures designed to protect confidential, sensitive or Personal Information processed by the Company against unauthorized access, use, modification, loss, disclosure or other misuse, including through administrative, technical and physical safeguards; and (C) the Company has not (x) to the knowledge of the Company, experienced any incident in which such information or any other proprietary information was stolen, lost or improperly accessed, destructed without authorization, processed, modified or disclosed in any respect, including in connection with a breach of security, or (y) received any written notice or complaint or Action from any person (including any governmental authority) with respect to any of the foregoing, nor has any such notice or complaint or suit, action or proceeding been, to the knowledge of the Company, threatened against the Company.

For purposes of Section 3(aa) hereof: (i) “Personal Information” means information that: (i) alone or in combination with other information, relates to, could reasonably be linked with, identifies or is reasonably capable of allowing the identification of or contact with a particular person or household or device; (ii) is defined as “personal data,” “personal information,” “personally identifiable information,” “personal health information” or “PII” or any similar term by applicable law; or (iii) is otherwise regulated by applicable laws that cover personal information, personal data, personal health data, financial information, device and transaction identifiers, or similar term; and (ii) “IT Systems” means all hardware, software, databases, code, systems, networks, websites, applications, circuits, routers and all other computer and information technology assets used in the conduct of the business of the Company.

Section 4. Subscriber Representations and Warranties. Subscriber represents and warrants to SPAC, the Company and the Placement Agents, as of the date hereof and as of the Closing, that:

(a) If Subscriber is a legal entity, Subscriber (i) has been duly formed and is validly existing and in good standing under the laws of its jurisdiction of formation or incorporation and (ii) has the requisite power and authority to enter into, and perform its obligations under, this Subscription Agreement. If Subscriber is an individual, Subscriber has the legal competence and capacity to enter into and perform its obligations under this Subscription Agreement.

(b) If Subscriber is a legal entity, this Subscription Agreement has been duly authorized, validly executed and delivered by Subscriber. If Subscriber is an individual, Subscriber’s signature is genuine and the signatory has the legal competence and capacity to execute this Subscription Agreement. Assuming the due authorization, execution and delivery of the same by SPAC and the Company, this Subscription Agreement shall constitute the valid and legally binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms, subject to the Enforceability Exceptions.

(c) The execution, delivery and performance of this Subscription Agreement, the purchase of the Subscribed Shares hereunder, the compliance by Subscriber with all of the provisions of this Subscription Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber is a party or by which Subscriber is bound or to which any of the property or assets of Subscriber is subject; (ii) if Subscriber is a legal entity, the organizational documents of Subscriber; or (iii) any statute or any judgment, order, rule or regulation of any court or governmental authority with competent jurisdiction over Subscriber or any of its properties that, in the case of clauses (i) and (iii), would reasonably be expected to have a Subscriber Material Adverse Effect. For purposes of this Subscription Agreement, a “Subscriber Material Adverse Effect” means an event, change, development, occurrence, condition or effect with respect to the Subscriber that, individually or in the aggregate, would reasonably be expected to materially impair or materially delay Subscriber’s performance of its obligations under this Subscription Agreement, including the purchase of the Subscribed Shares.

(d) Subscriber is, as applicable, (i) a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3), or (7) under the Securities Act) satisfying the applicable requirements set forth on Annex A hereto and, in each case, an “institutional investor” (as defined in FINRA Rule 2111), (ii) an “accredited investor” within the meaning of Rule 501(a) of Regulation D satisfying the applicable requirements set forth on Annex B hereto, (iii) if located or resident in a member state of the European Economic Area, (a) a “qualified investor” within the meaning of Article 2 of Regulation (EU) 2017/1129 (as amended, the “EU Prospectus Regulation”), or (b) subscribing for a minimum Purchase Price of €100,000, (iv) if located or resident in the United Kingdom, (a) a person or entity to whom an offer can be made within the exemptions from public offers set out in the Public Offers and Admission to Trading Regulations 2024, or (b) subscribing for a minimum Purchase Price of £100,000, and is, in each case, (i) if an individual, a high net worth individual falling within Article 48 of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Order”), (ii) high net worth company within Article 49 of the Order, (iii) a certified sophisticated investor within Article 50 of the Order; (iv) a self-certified sophisticated investor within Article 50A of the Order, or (v) an investment professional within Article 19 of the Order, each satisfying the applicable requirements set forth on Annex C and Annex D hereto, and acknowledges that this investment is available only to such persons under such circumstances and if Subscriber is not such a person it should not enter into this document, (vi) acquiring the Subscribed Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Subscribed Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and Subscriber has sole investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (vii) not acquiring the Subscribed Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act or other applicable securities laws (and has provided SPAC and the Company with the requested information on Annex A, following the signature page hereto). Subscriber is not an entity formed for the specific purpose of acquiring the Subscribed Shares. To the extent applicable, Subscriber acknowledges that the sale to the Subscriber of the Subscribed Shares is intended to be made in reliance on exemptions from filing under FINRA Rule 5123(b)(1)(C) or (J).

(e) Subscriber acknowledges and agrees that the Subscribed Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Subscribed Shares have not been registered under the Securities Act or under the securities laws of any other applicable jurisdiction and that SPAC and the Company are not required to register the Subscribed Shares except as set forth in Section 5. Subscriber acknowledges and agrees that the Subscribed Shares may not be offered, resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except pursuant to an applicable exemption from the registration requirements of the Securities Act and in accordance with any applicable securities laws of the states and other jurisdictions of the United States and any applicable non-U.S. securities laws, and that any certificates or account entries representing the Subscribed Shares shall contain a restrictive legend to such effect. Subscriber acknowledges and agrees that the Subscribed Shares will be subject to these securities law transfer restrictions, and as a result of these transfer restrictions, Subscriber may not be able to readily offer, resell, transfer, pledge or otherwise dispose of the Subscribed Shares and may be required to bear the financial risk of an investment in the Subscribed Shares for an indefinite period of time. Subscriber acknowledges and agrees that, until and unless the Subscribed Shares are registered on a Registration Statement, the Subscribed Shares will not be eligible for offer, resale, transfer, pledge or disposition pursuant to Rule 144 promulgated under the Securities Act (“Rule 144”) until at least six months following the filing of certain required information with the Commission after the Closing Date. Subscriber acknowledges and agrees that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Subscribed Shares.

(f) Subscriber understands and agrees that Subscriber is purchasing the Subscribed Shares directly from the Company. Subscriber further acknowledges that there have not been, and Subscriber hereby agrees that it is not relying on, any representations, warranties, covenants or agreements made to Subscriber by SPAC, the Company, the Placement Agents or any of their respective affiliates or any of such person’s or its or their respective affiliates’ control persons, officers, directors, shareholders, partners, members, managing members, managers, agents, employees or other representatives, legal counsel, financial advisors, accountants or agents (collectively, “Representatives”), any other party to the Transactions or any other person or entity, expressly or by implication, other than solely those representations, warranties, covenants and agreements of SPAC or the Company expressly set forth in this Subscription Agreement, and Subscriber is not relying on any other purported representations, warranties, covenants, agreements or statements (including by omission), which are hereby disclaimed by Subscriber.

(g) In making its decision to purchase the Subscribed Shares, Subscriber has conducted an independent investigation and relied solely upon an independent investigation made by Subscriber and SPAC’s and the Company’s respective express representations and warranties in this Subscription Agreement. Subscriber has not relied on any statements or other information provided by or on behalf of SPAC or the Company (including the Placement Agents) concerning SPAC, the Company, the Subscribed Shares or the Subscription, and has been offered the opportunity to ask questions of SPAC and the Company and has received answers thereto, including on the financial information, as Subscriber deemed necessary in connection with its decision to purchase the Subscribed Shares. Subscriber acknowledges and agrees that Subscriber has had access to, has received, and has had an adequate opportunity to review, such financial and other information as Subscriber deems necessary in order to make an investment decision with respect to the Subscribed Shares, including with respect to SPAC, the Company and the Transactions, and Subscriber has made its own assessment and is satisfied concerning the relevant financial, tax and other economic considerations relevant to Subscriber’s investment in the Subscribed Shares. Without limiting the generality of the foregoing, Subscriber acknowledges that it has reviewed the SEC Documents existing on the date hereof. Subscriber represents and agrees that Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as Subscriber and Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Subscribed Shares, including but not limited to information concerning SPAC, the Company, the BCA, and the Subscription. Subscriber acknowledges that certain information provided to it was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. Subscriber acknowledges that such information and projections were prepared without the participation of the Placement Agents and that the Placement Agents do not assume responsibility for independent verification of, or the accuracy or completeness of, such information or projections.

(h) Subscriber acknowledges and agrees that none of SPAC, the Company, the Placement Agents or any of their respective affiliates or any of such person’s or its or their respective affiliates’ Representatives has provided Subscriber with any advice with respect to the Subscribed Shares. Other than the representations and warranties set forth in Section 3 hereof, none of SPAC, the Company, the Placement Agents or any of their respective affiliates or Representatives has made or makes any representation or warranty, whether express or implied, of any kind or character as to SPAC, the Company or the quality or value of the Subscribed Shares.

(i) Subscriber acknowledges that (i) SPAC, the Company and their respective Representatives hereafter may come into possession of information regarding SPAC or the Company that is material non-public information and is not known to Subscriber (“Excluded Information”), (ii) Subscriber has determined to enter into this Subscription Agreement to purchase the Subscribed Shares notwithstanding Subscriber’s lack of knowledge of the Excluded Information, and (iii) none of the Company, SPAC or any of the Placement Agents shall have liability to Subscriber, and Subscriber hereby waives and releases any claims Subscriber may have against the Company, SPAC and/or the Placement Agents, to the maximum extent permitted by law, with respect to the nondisclosure of the Excluded Information, except to the extent arising from fraud, gross negligence, willful misconduct or intentional breach of this Subscription Agreement.

(j) Subscriber became aware of this offering of the Subscribed Shares solely by means of direct contact between Subscriber, on the one hand, and SPAC or the Company (and their respective Representatives, including the Placement Agents), on the other, and the Subscribed Shares were offered to Subscriber solely by direct contact between Subscriber, on the one hand, and the Company or SPAC (and their Representatives, including the Placement Agents), on the other, or their respective affiliates. Subscriber did not become aware of this offering of the Subscribed Shares, nor were the Subscribed Shares offered to Subscriber, by any other means, and none of the Company or SPAC or their respective Representatives (including the Placement Agents) acted as investment advisor, broker or dealer to Subscriber. Subscriber acknowledges that the Subscribed Shares (i) were not offered by any form of general solicitation or general advertising (within the meaning of Regulation D of the Securities Act) and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(k) Subscriber acknowledges that it is aware that there are substantial risks incident to the purchase and ownership of the Subscribed Shares, including those set forth in the SPAC’s or the Company’s filings made or to be made with the Commission pursuant to the Exchange Act or the Securities Act, as applicable, together with all information incorporated by reference therein (including, for the avoidance of doubt, the Form F-4) (the “SEC Documents”). Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Subscribed Shares, and Subscriber has had an opportunity to seek, and has sought, such accounting, legal, business and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber, as applicable, (i) is an institutional account as defined in FINRA Rule 4512(c) and an institutional “accredited investor” as defined in Rule 501(a) under the Securities Act, (ii) is a sophisticated institutional investor, experienced in investing in business transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (iii) has exercised independent judgment in evaluating its participation in the purchase of Subscribed Shares. Subscriber acknowledges that the sale to Subscriber of the Subscribed Shares is intended to be made in reliance on (i) the exemption from filing under FINRA Rule 5123(b)(1)(A) and (ii) FINRA Rule 2111(b) regarding institutional customers. Subscriber has determined based on its own independent review and such professional advice as it deems appropriate that its purchase of the Shares (i) is fully consistent with its financial needs, objectives and condition, (ii) complies and is fully consistent with all investment policies, guidelines and other restrictions applicable to such Subscriber, (iii) does not and will not violate or constitute a default under any law, rule, regulation, agreement or other obligation by which such Subscriber is bound and (iv) is a fit, proper and suitable investment for such Subscriber, notwithstanding the substantial risks inherent in investing in or holding the Shares.

(l) Subscriber has adequately analyzed and fully considered the risks of an investment in the Subscribed Shares and determined that the Subscribed Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of Subscriber’s investment in the Company. Subscriber acknowledges specifically that a possibility of total loss exists.

(m) Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Subscribed Shares or made any findings or determination as to the fairness of this investment.

(n) Neither the Subscriber nor any of its affiliates, officers, directors, managers, managing members, general partners or any other person acting in a similar capacity or carrying out a similar function is (i) a person (including individual or entity) that is the target or the subject of economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by relevant governmental authorities with competent jurisdiction, including, but not limited to those administered by the U.S. government through the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) and the U.S. Department of State, the United Nations Security Council, the European Union or any EU member state, or the United Kingdom (including His Majesty’s Treasury of the United Kingdom) (collectively, “Sanctions”), (ii) a person or entity listed on the List of Specially Designated Nationals and Blocked Persons administered by OFAC, or in any Executive Order issued by the President of the United States and administered by OFAC, or any other Sanctions-related list of sanctioned persons maintained by OFAC, the Department of Commerce or the U.S. Department of State, the United Nations Security Council, the European Union, any EU member state, or the United Kingdom (collectively, “Sanctions Lists”), (iii) organized, incorporated, established, located, or resident in, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, the Crimea region of Ukraine, the so-called Donetsk People’s Republic, or the so-called Luhansk People’s Republic regions of Ukraine, as well as the non-controlled regions of the oblasts of Zaporizhzhia and Kherson or any other country or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or any individual European Union member state, or the United Kingdom; (iv) directly or indirectly owned or controlled (as ownership and control are defined and interpreted under applicable sanctions), or acting on behalf or at the direction of, any such person or persons described in any of the foregoing clauses (i) through (iv), except in each case as permitted under Sanctions laws; or (v) a non-U.S. institution that accepts currency for deposit and that has no physical presence in the jurisdiction in which it is incorporated or in which it is operating, as the case may be, and is unaffiliated with a regulated financial group that is subject to consolidated supervision (a “non-U.S. shell bank”) or providing banking services indirectly to a non-U.S. shell bank (collectively, (i) through (v), a “Prohibited Investor”). Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law; provided, that Subscriber is permitted to do so under applicable law. Subscriber represents that (i) if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures to ensure compliance with its obligations under the BSA/PATRIOT Act, and (ii) to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with the anti-corruption and anti-money laundering-related laws administered and enforced by other governmental authorities with competent jurisdiction. Subscriber also represents that it maintains policies and procedures reasonably designed to ensure compliance with Sanctions. Subscriber further represents and warrants that, to its knowledge, (i) none of the funds held by Subscriber and used to purchase the Shares are or will be derived from transactions directly or indirectly with or for the benefit of any Prohibited Investor, (ii) such funds are from legitimate sources and do not constitute the proceeds of criminal conduct or criminal property, (iii) such funds do not originate from and have not been routed through an account maintained at a non-U.S. shell bank; and (iv) it maintains policies and procedures reasonably designed to ensure the funds held by Subscriber and used to purchase the Shares were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor or from or through a non-U.S. shell bank.

(o) No foreign person (as defined in 31 C.F.R. Part 800.224) in which the national or subnational governments of a single foreign state have a substantial interest (as defined in 31 C.F.R. Part 800.244) will acquire a substantial interest in the Company as a result of the purchase and sale of Subscribed Shares hereunder, and no foreign person will have control (as defined in 31 C.F.R. Part 800.208) over the Company from and after the Closing as a result of the purchase and sale of Subscribed Shares hereunder.

(p) If Subscriber is an employee benefit plan that is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code, or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that (i) it has not relied on the Company, SPAC, the Placement Agents or any of their respective affiliates (the “Transaction Parties”) for investment advice or as the Plan’s fiduciary with respect to its decision to acquire and hold the Subscribed Shares, and none of the Transaction Parties shall at any time be relied upon as the Plan’s fiduciary with respect to any decision to acquire, continue to hold or transfer the Subscribed Shares and (ii) the acquisition and holding of the Subscribed Shares will not result in a non-exempt prohibited transaction under ERISA or section 4975 of the Code.

(q) Subscriber has or has commitments to have and, when required to deliver payment pursuant to Section 2, Subscriber will have sufficient funds to pay the Purchase Price pursuant to Section 2.

(r) Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including, without limitation, the Company, SPAC or any of their respective affiliates or Representatives, including the Placement Agents), other than the express representations and warranties of SPAC and the Company contained in Section 3, in making its investment or decision to invest in the Company; provided that nothing in this Subscription Agreement shall limit or waive any claim based on fraud, gross negligence or intentional misrepresentation. Subscriber agrees that none of (i) any Other Subscriber pursuant to an Other Subscription Agreement or any other agreement related to the private placement of Shares (including the controlling persons, officers, directors, partners, agents or employees of any such Subscriber) nor (ii) the Placement Agents shall be liable (including, without limitation, for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by such person or entity), whether in contract, tort or otherwise, or have any liability or obligation to Subscriber or any Other Subscriber, or any person claiming through Subscriber or any Other Subscriber, pursuant to this Subscription Agreement or related to the private placement of the Subscribed Shares, the negotiation hereof or the subject matter hereof, or the transactions contemplated hereby, for any action heretofore or hereafter taken or omitted to be taken by any of the foregoing in connection with the purchase of the Subscribed Shares, except in the case of fraud, gross negligence or willful misconduct. On behalf of Subscriber and its affiliates, Subscriber releases the Placement Agents in respect of any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements related to the Subscription, except to the extent arising from fraud, gross negligence or willful misconduct. Subscriber agrees not to commence any litigation or bring any claim against the Placement Agents in any court or any other forum which relates to, may arise out of, or is in connection with, this offering of the Subscribed Shares, except to the extent arising from fraud, gross negligence or willful misconduct. This undertaking is given freely and after obtaining independent legal advice.

(s) No broker or finder is entitled to any brokerage or finder’s fee or commission to be paid by Subscriber solely in connection with the sale of the Subscribed Shares to Subscriber hereunder.

(t) At all times on or prior to the Closing Date, Subscriber shall have no binding commitment to dispose of, or otherwise transfer (directly or indirectly), any of the Subscribed Shares, other than binding commitments it may have to transfer and/or pledge such Subscribed Shares upon Closing to a prime broker under and in accordance with its prime brokerage agreement with such broker.

(u) Subscriber hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with Subscriber, shall, directly or indirectly, engage in any hedging activities or execute any Short Sales with respect to the securities of SPAC from the date of this Subscription Agreement until the Closing or the earlier termination of this Subscription Agreement in accordance with its terms. “Short Sales” shall mean all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act and all short positions effected through any direct or indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), short sales or other short transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, (i) nothing herein shall prohibit other entities under common management with Subscriber from entering into any Short Sales and (ii) in the case of a Subscriber that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to enter into the Subscription, subject in each of clauses (i) and (ii), to the obligations of Subscriber and such other entities under applicable law.

(v) Subscriber is not currently (and at all times through the Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Exchange Act, or any successor provision), including any group acting for the purpose of acquiring, holding or disposing of equity securities of SPAC or the Company (within the meaning of Rule 13d-5(b)(1) under the Exchange Act), other than any “group” consisting solely of the Subscriber and one or more of its affiliates.

(w) Subscriber will not acquire a substantial interest (as defined in 31 C.F.R. Part 800.244) in SPAC or the Company as a result of the purchase and sale of the Subscribed Shares.

(x) Subscriber acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to SPAC and the Company.

(y) In making its decision to purchase the Shares, Subscriber has relied solely upon independent investigation made by Subscriber and the express representations and warranties of SPAC and the Company set forth herein. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by the Placement Agents concerning SPAC, the Company or the Shares or the offer and sale of the Shares except for the express representations and warranties of SPAC and the Company set forth herein. No disclosure or offering document has been prepared by the Placement Agents or their affiliates in connection with the offer and sale of the Shares. The Placement Agents and each of their respective members, directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to SPAC, the Company or the Shares or the accuracy, completeness or adequacy of any information supplied to the Subscriber by or on behalf of SPAC and the Company. In connection with the issuance and purchase of the Shares the Placement Agents have not made any recommendations regarding an investment in SPAC, the Company or the Shares or acted as the Subscriber’s financial advisor or fiduciary.

(z) Subscriber covenants that neither it, nor any affiliate acting on its behalf or pursuant to any understanding with it, has executed or will execute any purchases or sales of any securities of SPAC during the period that commenced at the time that Subscriber first learned of the transactions contemplated hereunder and ending at such time that the transactions contemplated by this Subscription Agreement are first publicly announced pursuant to the initial press release as described in Section 8(x). Subscriber covenants that until such time as the transactions contemplated by this Subscription Agreement are publicly disclosed by SPAC pursuant to the initial press release as described in Section 8(x), Subscriber will maintain the confidentiality of the existence and terms of the Subscription and the Transactions and the transactions contemplated hereby. Notwithstanding the foregoing and notwithstanding anything contained in this Subscription Agreement to the contrary, SPAC and the Company expressly acknowledge and agree that Subscriber shall have no duty of confidentiality as set forth in this Section 4(z) to SPAC after the issuance of the initial press release as described in Section 8(x). Notwithstanding the foregoing, in the case that Subscriber is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of Subscriber’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Subscribed Shares covered by this Subscription Agreement.

(aa) (aa) Subscriber acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company and SPAC.

(bb) Subscriber is aware that each of Goldman Sachs & Co. LLC and BTIG, LLC is acting as a Placement Agent in connection with the sale of the Subscribed Shares.

(cc) Subscriber acknowledges and agrees that (a) the Placement Agents are acting solely as the Company’s placement agents in connection with sale of the Subscribed Shares and are not acting as underwriters or in any other capacity and are not and shall not be construed as fiduciaries for the Subscriber, the Company, SPAC or any other person or entity in connection with the sale of the Subscribed Shares, (b) the Placement Agents have not made, and will not make any representation or warranty, whether express or implied, of any kind or character and have not provided any advice or recommendation in connection with the sale of the Subscribed Shares and (c) the Placement Agents will have no responsibility or liability with respect to (i) any representations, warranties or agreements made by any person or entity under or in connection with the sale of the Subscribed Shares or any of the documents furnished pursuant thereto or in connection therewith, or the legality, validity or enforceability (with respect to any person) of any thereof, or (ii) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning the Company, SPAC or the sale of the Subscribed Shares. Each Placement Agent is acting severally and not jointly and none of the Placement Agents is the agent, partner or representative of any other Placement Agent.

(dd) Except for the representations and warranties contained in this Section 4, Subscriber makes no express or implied representation or warranty, and Subscriber hereby disclaims any such representation or warranty with respect to the execution and delivery of this Subscription Agreement and the consummation of the transactions contemplated herein.

Section 5. Registration of Subscribed Shares.

(a) Subject to Section 5(b), the Company agrees that, as soon as practicable but in no event later than thirty (30) calendar days following the Closing Date, the Company will file with the Commission (at the Company’s sole cost and expense) a registration statement registering the resale of the Subscribed Shares (determined as of two Business Days prior to such filing) (respectively, the “Registrable Securities” and the “Registration Statement”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but in any event no later than ninety (90) calendar days after the Closing Date (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended by a maximum of ninety (90) calendar days if the Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further that the Company shall request the Registration Statement be declared effective promptly, and in any event within three (3) Business Days, after the date the Company is notified (orally or in writing, whichever is earlier) by the staff of the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that (i) if the Effectiveness Deadline falls on a Saturday, Sunday or other day that the Commission is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business,(ii) if the Commission is closed for operations due to a government shutdown, the Effectiveness Deadline shall be extended by the same number of calendar days as the number of calendar days during which the Commission remains closed and (iii) in the event the Commission is closed for operations due to a government shutdown, the Company will use commercially reasonable efforts to have the Registration Statement effective as soon as possible, including, without limitation, by considering the removal of the delaying amendment in consultation with outside counsel. The Company will provide a draft of the Registration Statement to Subscriber at least two (2) Business Days in advance of the date of filing the Registration Statement with the Commission. Unless otherwise agreed to in writing by Subscriber prior to the filing of the Registration Statement, Subscriber shall not be identified as a statutory underwriter in the Registration Statement unless the Commission requests that Subscriber be identified as a statutory underwriter; provided, that if the Commission requests that Subscriber be identified as a statutory underwriter in the Registration Statement, Subscriber will have the opportunity to withdraw from the Registration Statement upon its prompt written request to the Company. Notwithstanding the foregoing, if the Commission or its regulations prevent the Company from including any or all of the Registrable Securities proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Registrable Securities by the applicable stockholders or otherwise, such Registration Statement shall register for resale such number of Registrable Securities which is equal to the maximum number of Registrable Securities as is permitted by the Commission. In such event, the number of Registrable Securities shall be reduced pro rata among all such selling stockholders and as promptly as practicable after being permitted to register additional Registrable Securities under Rule 415 under the Securities Act, the Company shall amend the Registration Statement or file one or more new Registration Statement(s) (with such amendment or new Registration Statement also being deemed to be a “Registration Statement” hereunder) to register such additional Registrable Securities and use commercially reasonable efforts to cause such amendment or Registration Statement(s) to become effective as promptly as practicable after the filing thereof, but in any event no later than thirty (30) calendar days after the filing of such Registration Statement (the “Additional Effectiveness Deadline”); provided, that the Additional Effectiveness Deadline shall be extended to ninety (90) calendar days after the filing of such Registration Statement, including any new Registration Statement or amended Registration Statement, if such Registration Statement is reviewed by, and comments thereto are provided from, the Commission; provided, further, that the Company shall request that such Registration Statement be declared effective promptly, and in any event within three (3) Business Days, after the date the Company is notified (orally or in writing, whichever is earlier) by the staff of the Commission that such Registration Statement will not be “reviewed” or will not be subject to further review; provided, further, that (i) if such day falls on a Saturday, Sunday or other day that the Commission is closed for business, the Additional Effectiveness Deadline shall be extended to the next Business Day on which the Commission is open for business, (ii) if the Commission is closed for operations due to a government shutdown, the Additional Effectiveness Deadline shall be extended by the same number of calendar days as the number of calendar days during which the Commission remains closed and (iii) in the event the Commission is closed for operations due to a government shutdown, the Company will use commercially reasonable efforts to have the Registration Statement effective as soon as possible, including, without limitation, by considering the removal of the delaying amendment in consultation with outside counsel. Any failure by the Company to file a Registration Statement by the Effectiveness Deadline or Additional Effectiveness Deadline shall not otherwise relieve the Company of its obligations to file or effect a Registration Statement as set forth in this Section 5.

(b) The Company agrees that, except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, the Company will use its commercially reasonable efforts to cause such Registration Statement to remain effective with respect to Subscriber, including to prepare and file any post-effective amendment to such Registration Statement or a supplement to the related prospectus such that the prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, until the earliest to occur of (i) the date on which Subscriber ceases to hold any Registrable Securities issued pursuant to this Subscription Agreement and (ii) the first date on which Subscriber can sell all of its Registrable Securities issued pursuant to this Subscription Agreement (or shares received in exchange therefor) under Rule 144 of the Securities Act without limitation as to the manner of sale or the amount of such securities that may be sold and without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable) (the earliest of clauses (i) and (ii), the “End Date”). Prior to the End Date, the Company (i) will use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable; (ii) file all reports, and provide all customary and reasonable cooperation, necessary to enable Subscriber to resell Registrable Securities pursuant to the Registration Statement; and (iii) qualify the Registrable Securities for listing on the Stock Exchange and update or amend the Registration Statement as necessary to include Registrable Securities. The Company will use its commercially reasonable efforts to (A) for so long as Subscriber holds Registrable Securities, make and keep public information available (as those terms are understood and defined in Rule 144) and file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements to enable Subscriber to resell the Registrable Securities pursuant to Rule 144, (B) at the reasonable request of Subscriber, deliver all the necessary documentation to cause the Company’s transfer agent to remove all restrictive legends from any Registrable Securities being sold under the Registration Statement or pursuant to Rule 144 at the time of sale of the Registrable Securities, and (C) cause its legal counsel to deliver to the transfer agent the necessary legal opinions required by the transfer agent, if any, in connection with the instruction under clause (B) upon the receipt of Subscriber representation letters and such other customary supporting documentation as requested by (and in a form reasonably acceptable to) such counsel. Subscriber agrees to disclose its beneficial ownership, as determined in accordance with Rule 13d-3 of the Exchange Act, of Registrable Securities to the Company (or its successor) as may be reasonably required to enable the Company to make the determination described above.

(c) The Company’s obligations to include the Registrable Securities in the Registration Statement are contingent upon Subscriber furnishing in writing to the Company a completed selling stockholder questionnaire in customary form that contains such information regarding Subscriber, the securities of the Company held by Subscriber and the intended method of disposition of the Registrable Securities as shall be reasonably requested by the Company to effect the registration of the Registrable Securities, and Subscriber shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations, including providing that the Company shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement (i) during any customary blackout or similar period or as permitted hereunder and (ii) as may be necessary in connection with the preparation and filing of a post-effective amendment to the Registration Statement following the filing of the Company’s Annual Report on Form 20-F for its first completed fiscal year following the effective date of the Registration Statement; provided, that the Company shall request such information from Subscriber, including the selling stockholder questionnaire, at least five (5) Business Days prior to the anticipated date of filing the Registration Statement with the Commission. In the case of the registration effected by the Company pursuant to this Subscription Agreement, the Company shall, upon reasonable request, inform Subscriber as to the status of such registration. Subscriber shall not be entitled to use the Registration Statement for an underwritten offering of Registrable Securities. Notwithstanding anything to the contrary contained herein, the Company may from time to time require Subscriber not to sell under the Registration Statement or suspend the use or effectiveness of any such Registration Statement if (A) it determines in good faith that in order for the registration statement to not contain a material misstatement or omission, an amendment thereto would be needed, including as a result of any request by the Commission for any amendment or supplement to such Registration Statement or any prospectus relating thereto or for additional information, (B) such filing or use would materially affect a bona fide business or financing transaction of the Company or would require premature disclosure of information that would materially adversely affect the Company, (C) in the good faith judgment of the majority of the members of the Company’s board of directors, such filing or effectiveness or use of such Registration Statement would be seriously detrimental to the Company, (D) the majority of the board determines to delay the filing or initial effectiveness of, or suspend use of, a Registration Statement and such delay or suspension arises out of, or is a result of, or is related to or is in connection with the SEC Guidance or future Commission guidance directed at special purpose acquisition companies or companies that have consummated a business combination with a special purpose acquisition company, or any related disclosure or related matters, (E) as may be necessary in connection with the preparation and filing of a post-effective amendment to the Registration Statement following the filing of the Company’s Annual Report on Form 20-F for its first completed fiscal year following the effective date of the Registration Statement, or (F) Subscriber agrees that (1) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus (which the Company agrees to use commercially reasonable efforts to promptly prepare) that corrects the misstatement(s) or omission(s) referred to in Section 5(b)(A) and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales and (2) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law, subpoena or regulatory request or requirement (each such circumstance, a “Suspension Event”); provided, that, (w) the Company shall not so delay filing or so suspend the use of the Registration Statement for a period of more than forty-five (45) consecutive days or more than ninety (90) total calendar days in any consecutive three hundred sixty (360) day period, or more than two (2) times in any consecutive three hundred sixty (360) day period and (x) the Company shall use commercially reasonable efforts to make such registration statement available for the sale by Subscriber of such securities as soon as practicable thereafter.

(d) Upon receipt of any written notice from the Company of the happening of (i) an issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose, which notice shall be given no later than three (3) Business Days from the date of such event, (ii) any Suspension Event during the period that the Registration Statement is effective, which notice shall be given no later than three (3) Business Days from the date of such Suspension Event, or (iii) if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (1) it will immediately discontinue offers and sales of the Registrable Securities under the Registration Statement until Subscriber receives copies of a supplemental or amended prospectus (which the Company agrees to use commercially reasonable efforts to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales and (2) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law, subpoena or regulatory request or requirement. If so directed by the Company, Subscriber will deliver to the Company or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Registrable Securities in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Registrable Securities shall not apply (w) to the extent Subscriber is required to retain a copy of such prospectus (A) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (B) in accordance with a bona fide pre-existing document retention policy or (x) to copies stored electronically on archival servers as a result of automatic data back-up.

(e) For purposes of this Section 5 (i) “Registrable Securities” shall mean, as of any date of determination, the Registrable Securities and any other equity security issued or issuable with respect to the Registrable Securities by way of share split, dividend, distribution, recapitalization, merger, exchange, or replacement, and (ii) “Subscriber” shall include any person to which the rights under this Section 5 shall have been duly assigned.

(f) The Company shall indemnify, defend and hold harmless Subscriber, (to the extent Subscriber is a seller under the Registration Statement), the officers, directors, members, managers, partners, agents and employees of Subscriber, each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, members, managers, partners, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all out-of-pocket and reasonably documented losses, claims, damages, liabilities, costs (including reasonable and documented external attorneys’ fees) and expenses (collectively, “Losses”) arising out of or caused by or based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are (1) based upon information regarding Subscriber furnished in writing to the Company by or on behalf of Subscriber expressly for use therein or Subscriber has omitted a material fact from such information or (2) result from or in connection with any offers or sales effected by or on behalf of Subscriber in violation of Section 5(b). Notwithstanding the foregoing, the Company’s indemnification obligations shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of the Company. The Company shall provide Subscriber with an update on any threatened or asserted proceedings arising from or in connection with the transactions contemplated by this Section 5 of which the Company receives notice whether oral or in writing.

(g) Subscriber shall, severally and not jointly with any Other Subscriber in the offering contemplated by this Subscription Agreement, indemnify, defend and hold harmless the Company, its directors, officers, members, managers, partners, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, members, managers, partners, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses arising out of or based upon any untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding Subscriber furnished in writing to the Company by or on behalf of Subscriber expressly for use therein. In no event shall the liability of Subscriber be greater in amount than the United States dollars amount of the net proceeds received by Subscriber upon the sale of the Registrable Securities giving rise to such indemnification obligation. Notwithstanding the forgoing, Subscriber’s indemnification obligation shall not apply to amounts paid in settlement of any Losses or action if such settlement is effected without the prior written consent of Subscriber (which consent shall not be unreasonably withheld or delayed).

(h) Any person or entity entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s or entity’s right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement), which settlement shall not include a statement or admission of fault and culpability on the part of such indemnified party, and which settlement shall include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

(i) The indemnification provided for under this Subscription Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person or entity of such indemnified party and shall survive the transfer of the Registrable Securities pursuant to this Subscription Agreement.

(j) If the indemnification provided under this Section 5 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any Losses, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations; provided, however, that the liability of Subscriber shall be limited to the net proceeds received by such Subscriber from the sale of Registrable Securities giving rise to such indemnification obligation. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by (or not made by, in the case of an omission), or relates to information supplied by (or not supplied by, in the case of an omission), or on behalf of such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses shall be deemed to include, subject to the limitations set forth in this Section 5, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 5(j) from any person or entity who was not guilty of such fraudulent misrepresentation. Notwithstanding anything to the contrary herein, in no event will any party be liable for punitive damages in connection with this Subscription Agreement or the transactions contemplated hereby.

(k) At any time and from time to time in connection with a bona-fide sale of Subscribed Shares effected in compliance with the requirements of Rule 144 under the Securities Act or through any broker-dealer sale transactions described in the plan of distribution set forth within any prospectus and pursuant to the Registration Statement, the Company shall use its commercially reasonable efforts, subject to the receipt of customary documentation required from the holder of the applicable Subscribed Shares and broker in connection therewith and compliance with applicable laws, (i) promptly instruct its transfer agent to remove any restrictive legends applicable to the Subscribed Shares being sold and (ii) in connection with any sale made pursuant to Rule 144, cause its legal counsel to deliver reasonably requested legal opinions, if any, to the transfer agent in connection with the instruction under subclause (i). Subscriber may request that the Company remove any legend from the book entry position evidencing its Subscribed Shares following the earliest of such time as such Subscribed Shares (i) (x) are subject to or (y) have been or are about to be sold or transferred pursuant to an effective registration statement (including the Registration Statement), or (ii) have been sold pursuant to Rule 144. The Company shall be responsible for the fees of its transfer agent, its legal counsel (including for purposes of giving the opinion referenced herein) and all DTC fees associated with such issuance and the Subscriber shall be responsible for its fees or costs associated with such removal of the legend (including its legal fees or costs of its legal counsel).

(l) With a view to making available to Subscriber the benefits of Rule 144 that permit Subscriber to sell securities of the Company to the public without registration, the Company agrees, for so long as Subscriber holds Subscribed Shares, to:

(i) use commercially reasonable efforts to make and keep publicly available, as those terms are understood and defined in Rule 144; and

(ii) use commercially reasonable efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents as may be required pursuant to the applicable provisions of Rule 144.

(m)    Upon request, the Company shall provide the Subscriber with contact information for the person responsible for the Company’s account at the transfer agent to facilitate transfers made pursuant to this Section 5 and provide reasonable assistance to facilitate transfers. The Company shall be responsible for the fees of its transfer agent and its legal counsel (including for purposes of giving the opinion referenced herein) associated with such issuance and the Subscriber shall be responsible for its fees or costs associated with such removal of the legend (including its legal fees or costs of its legal counsel).

Section 6. Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (a) such date and time as the BCA is terminated in accordance with its terms, (b) the mutual written agreement of the parties hereto to terminate this Subscription Agreement or (c) twelve (12) months after the date hereof; provided, that nothing herein will relieve any party from liability for any willful breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. SPAC and the Company shall notify Subscriber of the termination of the BCA promptly after the termination thereof. Upon the termination hereof in accordance with this Section 6, any monies paid by Subscriber in connection herewith shall promptly (and in any event within two (2) Business Days) be remitted in full to Subscriber by wire transfer of United States dollars in immediately available funds to the account specified by Subscriber, without any deduction for or on account of any tax withholding, whether or not the Transactions shall have been consummated.

Section 7. Trust Account Waiver. Subscriber hereby acknowledges that SPAC is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Subscriber further acknowledges that, as described in the final prospectus relating to SPAC’s initial public offering (“IPO”) filed with the Commission (File No. 333-284114) on March 3, 2025 (the “Prospectus”), substantially all of SPAC’s assets consist of the cash proceeds of SPAC’s IPO and a private placement of its securities and substantially all of those proceeds (including interest accrued from time to time thereon) have been deposited into a trust account (the “Trust Account”) for the benefit of SPAC and its public shareholders. As described in the Prospectus, the funds held from time to time in the Trust Account may only be released upon certain conditions. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Subscriber hereby agrees (on its own behalf and on behalf of its related parties) that it does not now and shall not at any time hereafter have any right, title, interest or claim of any kind (“Claim”) to, or to any monies or other assets in, the Trust Account, and hereby irrevocably waives (on its own behalf and on behalf of its related parties) any Claim to, or to any monies or other assets in, the Trust Account that it may have now or in the future as a result of, or arising out of, this Subscription Agreement, the transactions contemplated hereby or the Subscribed Shares, in or to any monies held in the Trust Account (or any distributions therefrom directly or indirectly to SPAC’s public shareholders). In the event that Subscriber has any Claim against SPAC as a result of, or arising out of, this Subscription Agreement, the Other Subscription Agreements, the transactions contemplated hereby and thereby, or the Subscribed Shares, Subscriber agrees not to seek recourse against the Trust Account or any funds distributed therefrom (it being clarified that such waiver shall not apply following the Closing to the Trust Account funds that are released from the Trust Account to SPAC, the Company or their successors in connection with the Transactions). Subscriber acknowledges and agrees that such irrevocable waiver is a material inducement to SPAC to enter into this Subscription Agreement, and further intends and understands such waiver to be valid, binding, and enforceable against Subscriber in accordance with applicable law. To the extent Subscriber commences any action or proceeding based upon, in connection with, relating to or arising out of any matter relating to SPAC or its Representatives, which proceeding seeks, in whole or in part, monetary relief against SPAC or its Representatives, Subscriber hereby acknowledges and agrees that its sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit Subscriber (or any person claiming on Subscriber’s behalf or in lieu of Subscriber) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. Nothing in this Section 7 shall be deemed to limit Subscriber’s right to distributions from the Trust Account in accordance with the SPAC Organizational Documents in respect of any redemptions by Subscriber in respect of any public Class A ordinary shares of SPAC acquired by any means. Notwithstanding anything in this Subscription Agreement to the contrary, the provisions of this Section 7 shall survive termination of this Subscription Agreement.

Section 8. Miscellaneous.

(a) Subscriber hereby acknowledges that it shall be solely responsible for and bear the cost of all transfer, stamp, issue, registration, documentary or other similar taxes, duties, fees or charges arising in any jurisdiction in connection with the Subscription contemplated in this Subscription Agreement as well as the execution of this Subscription Agreement.

(b) Notwithstanding any other provision of this Subscription Agreement, SPAC, the Company and any of their Representatives, as applicable, shall be entitled to deduct and withhold from the Registrable Securities and any other amount payable pursuant to this Subscription Agreement (in connection with a future share split, dividend, distribution, recapitalization, merger, exchange, or replacement) any such taxes as may be required to be deducted and withheld from such amounts (and any other amounts treated as paid for applicable tax law) under the Internal Revenue Code of 1986, as amended, or any other applicable tax law (as determined in good faith by the party so deducting or withholding in its sole discretion). To the extent that any amounts are so deducted and withheld, such deducted and withheld amounts shall be treated for all purposes of this Subscription Agreement as having been paid to the person in respect of which such deduction and withholding was made.

(c) The Subscriber agrees that the Company may send or supply documents and information to it in electronic form. The Subscriber’s email address for such purposes is set out below in the Subscriber’s signature block to this Subscription Agreement.

(d) All notices, requests, demands, claims, and other communications hereunder shall be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given when sent by electronic mail, with no mail undeliverable or other rejection notice, on the date of transmission to such recipient, if sent on a Business Day prior to 5:00 p.m. New York City time, or on the Business Day following the date of transmission, if sent on a day that is not a Business Day or after 5:00 p.m. New York City time on a Business Day to the recipient via electronic mail if an electronic mail address is provided in the applicable signature page hereof or to an electronic mail address as subsequently modified by written notice given in accordance with this Section 8(d).

(e) Subscriber acknowledges that SPAC, the Company, the Placement Agents and others will rely on the acknowledgments, understandings, agreements, representations and warranties of Subscriber contained in this Subscription Agreement; provided, however, that the foregoing clause of this Section 8(e) shall not give SPAC or the Company any rights other than those expressly set forth herein. Prior to the Closing, Subscriber agrees to promptly notify SPAC and the Company if it becomes aware that any of the acknowledgments, understandings, agreements, representations and warranties of Subscriber set forth herein are no longer accurate in all material respects. SPAC and the Company acknowledge that Subscriber and the Placement Agents will rely on the respective acknowledgments, understandings, agreements, representations and warranties contained in this Subscription Agreement. Prior to the Closing, SPAC and the Company agree to promptly notify Subscriber and the Placement Agents, if they become aware that any of the respective acknowledgments, understandings, agreements, representations and warranties of SPAC or the Company, respectively, set forth herein are no longer accurate in all material respects.

(f) The Subscriber confirms that it has obtained all necessary consents and authorities to enable the Subscriber to make the Subscription and perform the Subscriber’s obligations specified in this Subscription Agreement. For the purposes of the UK Proceeds of Crime Act 2002, the Purchase Price to be transferred by the Subscriber in connection with the Subscription are and shall not be “the proceeds of crime”. The Subscriber confirms that it is entitled to subscribe for the Subscribed Shares under the laws of all relevant jurisdictions which apply to the Subscriber; the Subscriber has fully observed such laws and obtained and complied with all governmental and other consents which may be required thereunder and with all other necessary formalities.

(g) Each of SPAC, the Company and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party as required by applicable law in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(h) Each party hereto shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

(i) Neither this Subscription Agreement nor any rights that may accrue to Subscriber hereunder (other than the Subscribed Shares acquired hereunder and the rights set forth in Section 5) may be transferred or assigned by Subscriber. Neither this Subscription Agreement nor any rights that may accrue to SPAC or the Company hereunder may be transferred or assigned by SPAC or the Company without the prior written consent of Subscriber, other than in connection with the Transactions. Notwithstanding the foregoing, Subscriber may assign all or a portion of its rights and obligations under this Subscription Agreement to one or more of its affiliates (including other investment funds or accounts managed or advised by the investment manager who acts on behalf of Subscriber) upon written notice to SPAC and the Company or, with SPAC’s and the Company’s prior written consent, to another person; provided, that in the case of any such assignment, the assignee(s) shall become a Subscriber hereunder and have the rights and obligations and be deemed to make the representations and warranties of Subscriber provided for herein to the extent of such assignment and provided further that no such assignment shall relieve the assigning Subscriber of its obligations hereunder if any such assignee fails to perform such obligations, unless SPAC and the Company have given their prior written consent to such relief. Any purported assignment or transfer in violation of this Section 8(i) shall be null and void.

(j) All the agreements, representations and warranties made by each party hereto in this Subscription Agreement shall survive the Closing.

(k) The Subscriber confirms that the name and address(es) of the Subscriber given below is the Subscriber’s true name and address(es) and the Subscriber undertakes to deliver at the Company’s request any information it reasonably requires to prove the same for the purposes of the UK Proceeds of Crime Act 2002, the UK Money Laundering, Terrorist Financing and Transfer of Funds Regulations 2017, the UK Bribery Act 2010 and the UK Economic Crime and Corporate Transparency Act 2023 (as applicable). SPAC and the Company may request from Subscriber such additional information as SPAC or the Company may reasonably determine to be necessary to evaluate the eligibility of Subscriber to acquire the Subscribed Shares and to register the Subscribed Shares for resale, and Subscriber shall promptly provide such information as may be reasonably requested, to the extent readily available and to the extent consistent with its internal policies and procedures; provided, that SPAC and the Company agree to keep any such information provided by Subscriber confidential, except (A) as required by the federal securities laws, rules or regulations and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of the Stock Exchange. Subscriber acknowledges that SPAC and the Company may file a form of this Subscription Agreement with the Commission as an exhibit to a current or periodic report of SPAC and/or the Company, an annex to a proxy statement of SPAC and/or the Company or as an exhibit to a registration statement of the Company.

(l) This Subscription Agreement may not be amended, modified or waived except by an instrument in writing, signed by each of the parties hereto; provided, that no provision of this Subscription Agreement that references the Placement Agents may be amended, modified, terminated or waived in any manner that is adverse to the Placement Agents without the prior written consent of each of the Placement Agents.

(m)    This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof.

(n) Except with respect to the Placement Agents (who are third-party beneficiaries of the respective acknowledgements, representations, warranties and covenants of SPAC, the Company and Subscriber, in each case that reference the Placement Agents, contained in this Subscription Agreement) or as otherwise provided herein, this Subscription Agreement is intended for the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns and, except with respect to the Placement Agents or as otherwise provided herein, is not for the benefit of, nor may any provision hereof be enforced by, any other person.

(o) The parties hereto acknowledge and agree that irreparable damage may occur in the event that any of the provisions of this Subscription Agreement were not performed in accordance with their specific terms or were otherwise breached and that money or other legal remedies may not be an adequate remedy for such damage. It is accordingly agreed that the parties shall be entitled to seek equitable relief, including in the form of an injunction or injunctions to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement, this being in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise. The parties hereto acknowledge and agree that SPAC and the Company shall be entitled to seek specific enforcement of Subscriber’s obligations to fund the Subscription and that SPAC, the Company and the Placement Agents (as express third-party beneficiaries) shall be entitled to specifically enforce the provisions of the Subscription Agreement, in each case, on the terms and subject to the conditions set forth herein. The parties hereto further acknowledge and agree to waive any requirement for the security or posting of any bond in connection with any such equitable remedy.

(p) If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

(q) No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

(r) This Subscription Agreement may be executed and delivered in one or more counterparts (including by electronic mail, in .pdf or other matters electronic submission) and by different parties in separate counterparts, with the same effect as if all parties hereto had signed the same document. All counterparts so executed and delivered shall be construed together and shall constitute one and the same agreement.

(s) This Subscription Agreement, and all claims, causes of action (whether in contract, tort or statute) or other matters that may result from, arise out of, be in connection with or relate to this Subscription Agreement, or the negotiation, administration, performance, or enforcement of this Subscription Agreement, including any claim or cause of action resulting from, arising out of, in connection with, or relating to any representation or warranty made in or in connection with this Subscription Agreement, shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, without giving effect to any choice or conflict of laws provision, rule, or principle (whether of the State of New York or any other jurisdiction) that would result in the application of the laws of any other jurisdiction.

(t) EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY THAT MAY ARISE PURSUANT TO, BASED ON OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT THAT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION (WHETHER FOR BREACH OF CONTRACT, TORTIOUS CONDUCT OR OTHERWISE) DIRECTLY OR INDIRECTLY ARISING OUT OF, BASED ON OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS. EACH PARTY ACKNOWLEDGES AND AGREES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER; (ii) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (iii) IT MAKES THIS WAIVER VOLUNTARILY; AND (iv) IT HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(t).

(u) Each of the parties hereto (a) irrevocably consents to the service of the summons and complaint and any other process (whether inside or outside the territorial jurisdiction of the Chosen Courts (as defined below)) in any Action based on, arising out of or relating to this Subscription Agreement or the transactions contemplated hereby, for and on behalf of itself or any of its properties or assets, in accordance with this Section 8(u) or in such other manner as may be permitted by applicable law, and nothing in this Section 8(u) shall affect the right of any party to serve legal process in any other manner permitted by applicable law; (b) in the event that any dispute or controversy based on, arising out of or relating to this Subscription Agreement or the transactions contemplated hereby, irrevocably and unconditionally consents and submits itself and its properties and assets in any Action to the exclusive jurisdiction of any federal court sitting in the Borough of Manhattan of The City of New York; provided, however, that if such federal court does not have jurisdiction over such Legal Proceedings, they shall be heard and determined exclusively in the Supreme Court of the State of New York, Commercial Division, sitting in the Borough of Manhattan of The City of New York (and any appellate court therefrom) (the “Chosen Courts”) ; (c) agrees that it shall not attempt to deny or defeat such personal jurisdiction by motion or other request for leave from any such court; (d) agrees that any Action based on, arising out of or relating to this Subscription Agreement or the transactions contemplated hereby shall be brought, tried and determined only in the Chosen Courts; (e) waives any objection that it may now or hereafter have to the venue of any such Action in the Chosen Courts or that such Action was brought in an inconvenient court and agrees not to plead or claim the same; and (f) agrees that it shall not bring any Action based on, arising out of or relating to this Subscription Agreement or the transactions contemplated hereby in any court other than the Chosen Courts. Each of the parties hereto agrees that a final judgment in any Action in the Chosen Courts shall be conclusive and may be enforced in other jurisdictions, either within or outside of the U.S., by suit on the judgment or in any other manner provided by applicable law. A certified or exemplified copy of such award or judgment shall be conclusive evidence of the fact and amount of such award or judgment. With respect to any Action for which it has submitted to jurisdiction pursuant to this Section 8(u), each party irrevocably consents to service of process in the manner provided for the giving of notices pursuant to Section 8(d). Nothing in this Section 8(u) shall affect the right of any party to serve process in any other manner permitted by law. The foregoing consent to jurisdiction shall not (x) constitute submission to jurisdiction or general consent to service of process in the State of New York for any purpose except with respect to any Action based on, arising out of or relating to this Subscription Agreement or the transactions contemplated hereby or (y) be deemed to confer rights on any person other than the parties.

(v) For the purposes of this Subscription Agreement:

(i) “Action” shall mean any demand, claim, charge, action, suit, investigation, proceeding (whether at law or in equity), hearing, inquiry, audit, examination petition, complaint, notice of violation, arbitration or other litigation or similar proceeding, whether arbitral, civil, criminal, administrative, investigative or appellate proceeding, commenced, brought, conducted or heard by or before, or otherwise involving, any court or other Governmental Authority or any arbitrator or arbitration panel; and

(ii) “Governmental Authority” shall mean any (a) federal, state, provincial, local or other government (U.S. or non-U.S.), (b) any federal, state, provincial, local, or other governmental or supra-national entity, regulatory or administrative authority, taxing authority, agency, department, board, division, instrumentality or commission, educational agency, political party, body, or judicial or arbitral body, board, tribunal, or court (U.S. or non-U.S.), (c) any public international organization (e.g., the World Bank), (d) any industry self-regulatory authority or (e) any business, entity, or enterprise owned or controlled by any of the foregoing.

(w) This Subscription Agreement may only be enforced against, and any claim, action, suit or other legal proceeding based upon, arising out of, or related to this Subscription Agreement, or the negotiation, execution or performance of this Subscription Agreement, may only be brought against the entities that are expressly named as parties hereto; except with respect to the provisions of this Subscription Agreement for which the Placement Agents are express third party beneficiaries.

(x) SPAC shall (i) by 9:00 a.m., New York City time, on the first (1st) Business Day immediately following the date of this Subscription Agreement, issue a press release disclosing the material terms of the transactions contemplated hereby, and (ii) file with the Commission a Current Report on Form 8-K disclosing all material terms of this Subscription Agreement, the Other Subscription Agreements and the transactions contemplated hereby and thereby, and the Transactions, and including as exhibits thereto, the form of this Subscription Agreement and the Other Subscription Agreement, within the time required by the Exchange Act. From and after the issuance of such press release, SPAC represents to the Subscriber that it shall have publicly disclosed all material, non-public information regarding SPAC or the Company delivered to the Subscriber by or on behalf of SPAC, the Company or any of their respective officers, directors, employees or agents (including the Placement Agents) in connection with the transactions contemplated by this Subscription Agreement. Prior to the Closing, Subscriber shall not issue any press release or make any other similar public statement with respect to the transactions contemplated hereby without the prior written consent of SPAC and the Company (such consent not to be unreasonably withheld or delayed). Notwithstanding anything in this Subscription Agreement to the contrary, each of SPAC and the Company (i) shall not publicly disclose the name of Subscriber or any of its affiliates or advisers, or include the name of Subscriber or any of its affiliates or advisers in any press release, without the prior written consent of Subscriber and (ii) shall not publicly disclose the name of Subscriber or any of its affiliates or advisers, or include the name of Subscriber or any of its affiliates or advisers in any filing with the Commission or any regulatory agency or trading market, without the prior written consent of Subscriber, except (A) as required by the federal securities laws, rules or regulations, including in connection with the filing of a Registration Statement pursuant to Section 5(a), and (B) to the extent such disclosure is required by other laws, rules or regulations, at the request of the staff of the Commission or regulatory agency or under the regulations of the Stock Exchange, in which case of clause (A) or (B), SPAC or the Company, as applicable, shall provide Subscriber with prior written notice (including by e-mail) of such permitted disclosure, and shall reasonably consult with Subscriber regarding such disclosure. Subscriber will promptly provide any information reasonably requested by SPAC or the Company for any regulatory application or filing made or approval sought in connection with the Transactions (including filings with the Commission). To the extent that any such information is publicly disclosed pursuant to the provisions hereunder, the parties agree that no further notice or consent is required for SPAC or the Company to further disclose such information.

(y) The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of any Other Subscriber or any other investor under the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of any Other Subscriber or other investor under the Other Subscription Agreements. The decision of Subscriber to purchase Subscribed Shares pursuant to this Subscription Agreement has been made by Subscriber independently of any Other Subscriber or any other investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of SPAC, the Company or any of their respective affiliates or subsidiaries which may have been made or given by any Other Subscriber or investor, by any agent or employee of any Other Subscriber or investor, and neither Subscriber nor any of its agents or employees shall have any liability to any Other Subscriber or investor (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Other Subscription Agreement, and no action taken by Subscriber, the Other Subscribers or other investors pursuant hereto or thereto shall be deemed to constitute Subscriber and any Other Subscribers or other investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber and any Other Subscribers or other investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement and the Other Subscription Agreements. Subscriber acknowledges that no Other Subscriber has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber will be acting as agent of Subscriber in connection with monitoring its investment in the Subscribed Shares or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Subscription Agreement, and it shall not be necessary for any Other Subscriber or investor to be joined as an additional party in any proceeding for such purpose.

(z) The headings herein are for convenience only, do not constitute a part of this Subscription Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Subscription Agreement will be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rules of strict construction will be applied against any party. Unless the context otherwise requires, (i) all references to Sections or Annexes are to Sections or Annexes contained in or attached to this Subscription Agreement, (ii) each accounting term not otherwise defined in this Subscription Agreement has the meaning assigned to it in accordance with United States generally accepted accounting principles, (iii) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (iv) the use of the word “including” in this Subscription Agreement shall be by way of example rather than limitation, and (v) the word “or” shall not be exclusive (i.e., unless context requires otherwise “or” shall be interpreted to mean “and/or” rather than “either/or”).

(aa) For further information regarding this Subscription Agreement, the transactions contemplated hereby or other inquiries, contact investors@newcleo.com.

Section 9. Open-Market Purchases

9.01 (a) In the event Subscriber elects to purchase public Class A ordinary shares of SPAC for its own account pursuant to open-market transactions at a price of less than the Redemption Price per share with third parties (the “Open-Market Purchase Shares”) after the date hereof and prior to the record date established for voting (the “Record Date”) at the extraordinary general meeting of shareholders of SPAC held to approve the Transactions (the “SPAC Shareholder Meeting”), and/or (b) to the extent Subscriber elects to apply any public Class A ordinary shares of SPAC it beneficially owns as of the date of this Subscription Agreement (the “Currently Owned Shares”, with such number of Currently Owned Shares not to exceed the amount listed on the signature page hereto), the number of Subscribed Shares that Subscriber shall be obligated to purchase pursuant to this Subscription Agreement may be reduced on a one-for-one basis, at Subscriber’s election, by up to the total number of Subscribed Shares subscribed for by Subscriber pursuant to the terms of this Subscription Agreement (the “Reduction Right” and such shares, “Reduction Right Shares”); in each case, subject to Subscriber agreeing, (i) with respect to the Open-Market Purchase Shares, to (A) not sell or otherwise transfer such Open-Market Purchase Shares prior to the consummation of the Transactions, (B) vote any Open-Market Purchase Shares in favor of approving the Transactions or instead submit a proxy abstaining from voting thereon, and (C) to the extent it has the right to have any of its Open-Market Purchase Shares redeemed for cash in connection with the consummation of the Transactions, not exercise any such redemption rights (collectively, the “Open-Market Purchase Reduction Conditions”), and (ii) with respect to the Currently Owned Shares, to (A) not sell or otherwise transfer such Currently Owned Shares prior to the consummation of the Transactions, (B) vote all of its Currently Owned Shares in favor of approving the Transactions at the SPAC Shareholder Meeting, and (C) to the extent it has the right to have any of its Currently Owned Shares redeemed for cash in connection with the consummation of the Transactions, not exercise any such redemption rights (the “Currently Owned Shares Reduction Conditions”).

9.02 Subscriber shall, no later than one (1) Business Day after the Record Date, deliver a certificate (the “Certificate”) to SPAC, signed by Subscriber, certifying: (i) the number of Subscribed Shares for which Subscriber has elected to exercise its Reduction Right, including the number of Open-Market Purchase Shares and Currently Owned Shares so elected, and (ii)(x) with respect to any such Open-Market Purchase Shares, (1) the date of such Open-Market Purchase, (2) the price per share at which such Open-Market Purchase Shares were purchased by Subscriber, and (3) an affirmation that Subscriber has and will comply with the Open-Market Purchase Reduction Conditions, and (y) with respect to any such Currently Owned Shares, an affirmation that Subscriber has and will comply with the Currently Owned Shares Reduction Conditions. In the event that subsequent to exercising its Reduction Right, Subscriber desires to lower the number of Subscribed Shares subject to such reduction (i.e., increase the number of Subscribed Shares to be purchased pursuant to this Subscription Agreement), Subscriber may so amend the Certificate with the consent of SPAC. Notwithstanding anything to the contrary in the foregoing, no later than three (3) Business Days prior to the anticipated Closing Date as set forth in the Closing Notice, Subscriber shall reaffirm to SPAC in writing that the certifications included in the Certificate are true and correct, and shall provide SPAC with such other information as it may reasonably request in order for SPAC to issue the Reduction Right Shares to Subscriber prior to the Mergers including, without limitation, the legal name of the person in whose name the Reduction Right Shares are to be issued and a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.

[Signature pages follow]

IN WITNESS WHEREOF, the Company has accepted this Subscription Agreement as of the date first set forth above.

NEWCLEO LTD.

By:
Name:
Title:

Address for Notices:

55 South Audley Street

London, W1K 2QH

Attention: Khalil Bukhari, General Counsel

Email: ***

with a copy (not to constitute notice) to:

Davis Polk & Wardwell LLP

450 Lexington Avenue

New York, NY 10017

Attention: Yasin Keshvargar

Email: ***

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, SPAC has accepted this Subscription Agreement as of the date first set forth above.

NEWHOLD INVESTMENT CORP III

By:
Name:
Title:

Address for Notices:

52 Vanderbilt Avenue, Suite 2005

New York, New York 10017

Attention: Kevin Charlton, Chief Executive Officer

Email: ***

with a copy (not to constitute notice) to:

Loeb & Loeb LLP

345 Park Avenue

New York, New York 10154

Attention: Giovanni Caruso, Esq.

Email: ***

[Signature Page to Subscription Agreement]

IN WITNESS WHEREOF, Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Name of Subscriber:____________________________________________	State/Country of Formation or Domicile: ____________________________
By: ________________________________________________________
Name: ______________________________________________________
Title: _______________________________________________________

Name in which Subscribed Shares are to be registered (if different):	Date: _______________________________________________________
___________________________________________________________
Subscriber’s EIN: _____________________________________________
Entity Type (e.g., corporation, partnership, trust, etc.):
___________________________________________________________
Business Address-Street:________________________________________	Mailing Address-Street (if different):_______________________________
City, State, Zip: _______________________________________________	City, State, Zip: _______________________________________________
Attn: _______________________________________________________	Attn: _______________________________________________________
Telephone No: _______________________________________________	Telephone No:________________________________________________
Email for notices: _____________________________________________	Email for notices (if different): ____________________________________
Number of Shares subscribed for: _________________________________
Aggregate Purchase Price: $____________________________________[3]

[3]	Minimum of £100,000 in the UK and €100,000 in the EU

[Signature Page to Subscription Agreement]

ANNEX A

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

This Annex A should be completed and signed by Subscriber and constitutes a part of the Subscription Agreement.

1.	QUALIFIED INSTITUTIONAL BUYER STATUS (Please check the box, if applicable)

☐      Subscriber is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) (a “QIB”)

☐      We are subscribing for the Subscribed Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

**OR**

2.	INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the box, if applicable)

☐      Subscriber is an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and has marked and initialed the appropriate box below indicating the provision under which it qualifies as an institutional “accredited investor.”

**AND**

3.	FINRA INSTITUTIONAL INVESTOR STATUS (Please check the box)

☐	Subscriber is a “institutional investor” (as defined in FINRA Rule 2111).

**AND**

4.	AFFILIATE STATUS (Please check the applicable box)

SUBSCRIBER

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of SPAC or the Company acting on behalf of an affiliate of SPAC or the Company.

Subscriber has indicated, by marking and initialing the appropriate box(es) below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an institutional “accredited investor.”

☐      Any bank, registered broker or dealer, insurance company, registered investment company, business development company, small business investment company, private business development company, or rural business investment company;

☐      Any investment adviser registered pursuant to section 203 of the Investment Advisers Act or registered pursuant to the laws of a state;

☐      Any investment adviser relying on the exemption from registering with the Commission under section 203(l) or (m) of the Investment Advisers Act;

☐      Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐      Any employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974 (“ERISA”), if (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) such plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐      Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act;

☐      Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in section 501(c)(3) of the Internal Revenue Code, in each case that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000;

☐      Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Section 230.506(b)(2)(ii) of Regulation D under the Securities Act;

**AND**

5.	FINRA INSTITUTIONAL ACCOUNT STATUS (Please check the box)

☐      Subscriber is an “institutional account” under FINRA Rule 4512(c).

**AND**

6.	EEA QUALIFIED INVESTOR (Please check the applicable box)

☐      Subscriber is a “qualified investor” (within the meaning of Article 2 of the EU Prospectus Regulation).

☐      Subscriber is not a resident in a member state of the European Economic Area.

**AND**

7.	UNITED KINGDOM QUALIFIED INVESTOR (Please check the applicable box)

☐ Subscriber is a person or entity to whom an offer can be made within the exemptions from public offers set out in the Public Offers and Admission to Trading Regulations 2024 who is also a (i) high net worth individual falling within Article 48 of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (as amended, the “Order”); (ii) high net worth company within Article 49 of the Order; (iii) certified sophisticated investor within Article 50 of the Order; (iv) self-certified sophisticated investor within Article 50A of the Order; or (x) professional investor within Article 19 of the Order, each satisfying the applicable requirements set forth on Annex C and Annex D hereto, and acknowledges that this investment is available only to such persons and if Subscriber is not such a person it should not enter into this document.

I certify that I am (as defined in Annex C below - tick all applicable boxes):

A Certified Sophisticated Investor*	A Self-Certified Sophisticated Investor
A High Net Worth Individual	A Professional Investor

Note * if you are a Certified Sophisticated Investor then you and your adviser need to have signed a certificate in the form set out in Annex D below

☐      Subscriber is not resident in the United Kingdom.

This page should be completed by Subscriber and constitutes a part of the Subscription Agreement.

SUBSCRIBER:

Print Name:

By:
Name:
Title:

ANNEX B

ACCREDITED INVESTOR QUESTIONNAIRE

Investor: _____________________________

State of Residence: ______________________

Residency Address: ______________________

AFFILIATE STATUS

(Please check the applicable box)

SUBSCRIBER

☐	is:

☐	is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

The following are “accredited investors” for purposes of the offering of the Subscribed Shares. Please place a checkmark in the box next to any categories that apply to you4:

☐	(a)	a natural person whose individual net worth,[5] or joint net worth with that person’s spouse, at the time of purchase exceeds $1,000,000;

☐	(b)	a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐	(c)	a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who either alone or with his purchaser representative has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment, or the issuer reasonably believes immediately prior to making any sale that such purchaser comes within this definition;

☐	(d)	an entity in which all of the equity owners are accredited investors meeting one or more of the tests under subparagraphs (a) - (c); or

☐	(e)	none of the above.

[4]	Certain other categories included within the definition of “accredited investor” which are not likely to apply have been omitted.

[5]	The term “net worth” means a person’s assets minus liabilities, provided that the value of such person’s primary residence, as well as the amount of any indebtedness secured by the primary residence up to the fair market value of the primary residence, shall be excluded from the calculation of net worth. Indebtedness secured by the primary residence in excess of the value of the primary residence shall be considered a liability for purposes of determining net worth.

ANNEX C

INVESTOR DEFINITIONS (UNITED KINGDOM FINANCIAL PROMOTIONS)

1	High Net Worth Individual (Article 48 of the Order)

A certified high net worth individual is a person where at least one of the following applies:

(a)	During the financial year immediately preceding the date of signing the Subscription Agreement, they had an annual income to the value of £100,000 or more;

(b)	Throughout the financial year immediately preceding date of signing the Subscription Agreement, they had net assets to the value of £250,000 or more. Net assets for these purposes do not include:

(i)	the property which is their primary residence or any loan secured on that residence;

(ii)	any rights of theirs under a qualifying contract of insurance within the meaning of the United Kingdom Financial Services and Markets Act 2000 (Regulated Activities) Order 2001; or

(iii)	any benefits (in the form of pensions or otherwise) which are payable on the termination of their service or on their death or retirement and to which they are (or their dependants are), or may be, entitled.

In certifying I am a High Net Worth Individual by ticking the relevant box on the Subscription Agreement I am declaring that I am a certified high net worth individual for the purposes of the Financial Services and Markets Act (Financial Promotion) Order 2005 and I understand that this means:

(a)	I can receive financial promotions that may not have been approved by a person authorised by the Financial Services Authority;

(b)	the content of such financial promotions may not conform to rules issued by the Financial Services Authority;

(c)	by certifying I am a High Net Worth Individual I may lose significant rights;

(d)	I may have no right to complain to either of the following:

(i)	the Financial Services Authority; or

(ii)	the Financial Ombudsman Scheme; and

(e)	I may have no right to seek compensation from the Financial Services Compensation Scheme.

I accept that I can lose my property and other assets from making investment decisions based on financial promotions.

I am aware that it is open to me to seek advice from someone who specialises in advising on investments.

2.	High net worth companies, unincorporated association etc (Article 49of the Order)

This Article applies to:

(a)	Any body corporate which has, or which is a member of the same group as, an undertaking which has a called-up share capital or net assets of not less than:

(i)	if the body corporate has more than 20 members or is a subsidiary undertaking of an undertaking which has more than 20 members, £500,000;

(ii)	otherwise, £5,000,000;

(b)	any unincorporated association or partnership which has net assets of not less than £5,000,000;

(c)	the trustees of a high value trust;

(d)	any person (“A”) whilst acting in the capacity of director, officer or employee of a person (“B”) falling within any of sub-paragraphs (a) to (c) where A’s responsibilities when acting in that capacity involve him in B’s engaging in investment activity;

(e)	any person to whom the communication may otherwise be lawfully made

3.	Certified Sophisticated Investor (Article 50 of the Order)

A certified sophisticated investor is a person who:

(a)	has a current certificate in writing or other legible form signed by an authorised person to the effect that they are sufficiently knowledgeable to understand the risks associated with this investment; and

(b)	who has signed, within the period of 12 months ending on the date of this Subscription Agreement, a statement in the terms set out in Annex D paragraph (b) of this Subscription Agreement.

I acknowledge that:

(c)	the contents of this Subscription Agreement have not been approved by an authorised person and that such approval is, unless this exemption or any other exemption applies, required by section 21 of FSMA;

(d)	reliance on this communication for the purposes of engaging in investment activity may expose me to a significant risk of losing all the property invested or incurring additional liability.

4.	Self-certified Sophisticated Investor (Article 50A of the Order)

A self-certified sophisticated investor is a person where at least one of the following applies:

(a)	They are a member of a network or syndicate of business angels and have been so for at least the last six months prior to the date of signing the Subscription Agreement;

(b)	They have made more than one investment in an unlisted company in the two years prior to the date of signing the Subscription Agreement;

(c)	They are working, or have worked in the two years prior to the date of signing the Subscription Agreement, in a professional capacity in the private equity sector, or in the provision of finance for small and medium enterprises;

(d)	They are currently, or have been in the two years prior to the date of signing the Subscription Agreement, a director of a company with an annual turnover of at least £1 million.

In certifying I am a Self-Certified Sophisticated Investor by ticking the relevant box on the Subscription Agreement, I understand I am declaring that I am a self-certified sophisticated investor for the purposes of the Financial Services and Markets Act (Financial Promotion) Order 2005, and I understand that this means:

(a)	I can receive financial promotions that may not have been approved by a person authorised by the Financial Services Authority;

(b)	the content of such financial promotions may not conform to rules issued by the Financial Services Authority;

(c)	I may lose significant rights;

(d)	I may have no right to complain to either of the following:

(i)	the Financial Services Authority; or

(ii)	the Financial Ombudsman Scheme; and

(e)	I may have no right to seek compensation from the Financial Services Compensation Scheme;

I accept that I can lose my property and other assets from making investment decisions based on financial promotions.

I am aware that it is open to me to seek advice from someone who specialises in advising on investments.

5.	Professional Investor (Article 19 of the Order)

A Professional Investor is a person where at least one of the following applies:

(a)	They are an FCA (Financial Conduct Authority) authorised person;

(b)	They are an exempt person where the communication relates to a controlled activity which is a regulated activity in relation to which the person is exempt;

(c)	any other person—

(i)	whose ordinary activities involve him in carrying on the controlled activity to which the communication relates for the purpose of a business carried on by him; or

(ii)	who it is reasonable to expect will carry on such activity for the purposes of a business carried on by him;

(d)	a government, local authority (whether in the United Kingdom or elsewhere) or an international organisation;

(e)	a person (“A”) who is a director, officer or employee of a person (“B”) falling within any of sub-paragraphs (a) to (d) where the communication is made to A in that capacity and where A’s responsibilities when acting in that capacity involve him in the carrying on by B of controlled activities.

ANNEX D – CERTIFIED SOPHISTICATED INVESTOR FORM

STATEMENTS FOR CERTIFIED SOPHISTICATED INVESTOR

PLEASE NOTE THAT PART 1 AND PART 2 OF THIS FORM MUST BE SIGNED TO BE VALID FOR A “CERTIFIED SOPHISTICATED INVESTOR”

Part 1 – Statement to be signed by the investor:

I declare that I am a certified sophisticated investor for the purposes of the Order.

(a)	To this end, I have attached with this statement a certificate in writing or other legible form signed by an authorised person within the meaning of the Act to the effect that I am sufficiently knowledgeable to understand the risks associated with investments of the following kind: Ordinary Shares or stock in the share capital of any body corporate wherever incorporated or any other investment as described in the above Order;

(b)	By signing below, I fully understand and agree to the following statement: “I make this statement so that I am able to receive promotions which are exempt from the restrictions on financial promotion in the Financial Services and Markets Act 2000. The exemption relates to certified sophisticated investors and I declare that I qualify as such in relation to investments of the following kind: Ordinary Shares or stock in the share capital of any body corporate wherever incorporated. I accept that the contents of promotions and other material that I receive may not have been approved by an authorised person and that their content may not therefore be subject to controls which would apply if the promotion were made or approved by an authorised person. I am aware that it is open to me to seek advice from someone who specialises in advising on this kind of investment”.

Signature:

Print FULL NAME:

Print ADDRESS

Date:

Part 2 – Certificate to be signed by an Authorised Person advising the investor:

Name of Investor being advised:

I the undersigned am an “authorised person” in terms of the Financial Services and Markets Act 2000 and hereby certify that the person who has signed the above statement (in Part 1 above) is a “sophisticated investor” in terms of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005.

Should you have any queries please do not hesitate to contact me.

Signature:	Date:

Print FULL NAME:

Print NAME of Organisation:

Print ADDRESS:

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